Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE

EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE

COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

A320 FAMILY PURCHASE AGREEMENT

Dated as of     December 3, 2019

between

AIRBUS S.A.S.

as Seller

and

UNITED AIRLINES, INC.

as Buyer

***

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TABLE OF CONTENTS

CLAUSES	TITLES

0	DEFINITIONS

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE ***

5	PAYMENT TERMS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY AND TOTAL LOSS

11	INEXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVE SERVICES

16	TRAINING SUPPORT AND SERVICES

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNITIES AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

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C O N T E N T S

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B-1	FORM OF SPECIFICATION CHANGE NOTICE
Exhibit B-2	FORM OF MANUFACTURER SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 SELLER PRICE ***
PART 2 PROPULSION SYSTEMS PRICE ***

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ONLINE SERVICES

Exhibit J	FORM OF AIRBUS S.A.S. WARRANTY

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A320 FAMILY PURCHASE AGREEMENT

This A320 Family Purchase Agreement is made as of December 3, 2019.

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

0	DEFINITIONS

For all purposes of this Agreement, except as otherwise expressly provided, the following terms will have the following meanings:

*** - an *** in design weights from *** (as such terms are defined in Clause 2.1.3).

A320 NEO Aircraft - any or all of the Airbus A320-200N type aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

A320 NEO Specification - either (a) the A320 NEO Standard Specification if no SCNs, MSCNs or Development Changes are applicable or (b) if SCNs, MSCNs or Development Changes are issued or deemed issued, the A320 NEO Standard Specification as amended by all applicable SCNs, MSCNs and Development Changes.

A320 NEO Standard Specification - the A320-200N standard specification document ***, a copy of which has been annexed hereto as Exhibit A.

A321 NEO Aircraft - any or all of the Airbus A321-200NX type aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

A321 NEO Specification - either (a) the A321 NEO Standard Specification if no SCNs, MSCNs or *** are applicable or (b) if SCNs, MSCNs or *** are issued or deemed issued, the A321 NEO Standard Specification as amended by all applicable SCNs, MSCNs and ***.

A321 NEO Standard Specification - the A321-200NX standard specification document ***, a copy of which has been annexed hereto as Exhibit A.

A321 XLR ACT - the optional additional forward center tank developed for the A321XLR type aircraft and its installation.

A321 XLR ACT Provisions - the internal aircraft modifications required in order to facilitate the installation of the A321 XLR ACT.

A321 XLR Aircraft - any or all of the Airbus A321-200NX type aircraft incorporating the A321 XLR Changes to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

A321 XLR Changes - as defined in Clause 2.1.2.

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A321 XLR Specification - either (a) the A321 XLR Standard Specification if no SCNs, MSCNs or Development Changes are applicable or (b) if SCNs, MSCNs or Development Changes are issued or deemed issued, the A321 XLR Standard Specification as amended by all applicable SCNs, MSCNs and Development Changes.

A321 XLR Specification *** - as defined in Clause 2.1.2.

A321 XLR Standard Specification - as defined in Clause 2.1.2.

A350 PA - as defined in Clause 15.1.1.

AACS - Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, or any successor thereto.

Advanced Consultation Tool - as defined in Clause 14.8.1.

Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity. For purposes of this definition, “control”, “controlling” and “controlled”, when used with respect to any person or entity, means the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

Agreement - this A320 family purchase agreement, including all exhibits, appendices and schedules attached hereto, in each case as may be amended or otherwise modified and in effect from time to time.

Airbus S.A.S. Warranty - as defined in Clause 9.2.2 and in a form attached hereto as Exhibit J.

AirbusWorld - as defined in Clause 14.4.1.

Aircraft - any or all of the A321 XLR Aircraft, A321 NEO Aircraft or A320 NEO Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

Aircraft Training Services - all flight support services performed on aircraft and provided to the Buyer pursuant to this Agreement, as the case may be, including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including practical training), training support of any kind.

Airframe - any Aircraft including the nacelles and thrust reversers, but excluding the Propulsion Systems therefor.

AOG - as defined in Clause 15.2.2.

Applicable Payment - as defined in Clause 5.6.

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Approved BFE Supplier - as defined in Clause 18.1.1.2.

ATA Specification - recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Aviation Authority - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of the Final Price - the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Price of the Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft, and that are not otherwise applied pursuant to Clause 5.6 to any other amount owed by the Buyer to the Seller.

Base Period - as defined in Part 1 of Exhibit C.

Base Price - for any Aircraft, Airframe, SCN or Propulsion Systems, its base price as more completely described in Clause 3.1.

BFE Data - as defined in Clause 14.3.2.1.

BFE Engineering Definition - as defined in Clause 18.1.2.1.

BFE Supplier - as defined in Clause 18.1.1.1.

Bill of Sale - as defined in Clause 9.2.2.

Business Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday and on which commercial banks are closed in the jurisdiction in which such action is required to be taken.

Buyer - as defined in the preamble.

Buyer Furnished Equipment or BFE - as defined in Clause 18.1.1.1.

Buyer’s Inspector(s) - as defined in Clause 6.2.1.

Buyer Termination - as defined in Clause 20.2.1.

CDR - as defined in Clause 18.1.3.

Certificate of Acceptance - as defined in Clause 8.3.

CFM - as defined in Clause 2.3.1.

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Change in Law - as defined in Clause 7.3.1.

Commitment Fee - the commitment fee amount described in Clause 5.2.

Commitment Fee Portion - the portion of the Commitment Fee described in Clause 5.2.

Confidential Information - as defined in Clause 22.10.1.

Contractual Definition Freeze or CDF - as defined in Clause 2.4.1.

Customer Services Catalog - as defined in Clause 14.5.

Customization Milestones Chart - as defined in Clause 2.4.1.

Declaration of Design and Performance or DDP - the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Default Rate - interest rate at the rate of ***.

Delivery - with respect to any Aircraft, the transfer of title to such Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date - the date on which Delivery occurs.

Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft, which will be either Airbus Operations S.A.S. works in Toulouse, France, Airbus Operations GmbH works in Hamburg, Germany, or Airbus Americas, Inc. works in Mobile, Alabama, as designated solely by the Seller, or such other location agreed to by the Seller and the Buyer in writing.

Delivery Period - as defined in Clause 11.1.

Development Change - as defined in Clause 2.2.2.2.

Disclosing Party - as defined in Clause 22.10.1.

EASA - the European Aviation Safety Agency or any successor thereto.

Excusable Delay - as defined in Clause 10.1.

Export Certificate of Airworthiness - an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA - the U.S. Federal Aviation Administration, or any successor thereto.

FAA Bill of Sale - as defined in Clause 9.2.2.

FAI - as defined in Clause 18.1.3.

Failure - as defined in Clause 12.2.1.

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Final Price - as defined in Clause 3.2.

Fleet Serial Numbers - as defined in Clause 14.2.1.

Goods and Services - any goods, excluding Aircraft or aircraft, and services that may be purchased by the Buyer from the Seller or any of its Affiliates (except A220 related).

IAE LLC - as defined in Clause 2.3.1.

Indemnitee - as defined in Clause 19.3.

Indemnitor - as defined in Clause 19.3.

Industrial and Commercial Constraints - when referring to availability of A320 family aircraft delivery position(s), means the Seller’s then prevailing reasonable (i) industrial constraints, (ii) constraints regarding outstanding proposals for sales campaigns then in process, and (iii) constraints relating to delivery positions subject to firm commitments under any letters of intent, memoranda of understanding (or other documents of similar import), or purchase agreements that have then been signed.

Individual - as defined in Clause 22.10.3.

Inexcusable Delay - as defined in Clause 11.1.

In-house Warranty Repair - as defined in Clause 12.1.8(i).

In-house Warranty Labor Rate - as defined in Clause 12.1.8(v)(b).

Inspection - as defined in Clause 6.2.1.

Interface Problem - as defined in Clause 12.4.1.

Item - as defined in Clause 12.2.1.

Liable Party - as defined in Clause 5.5.5.

Losses - as defined in Clause 19.1.

Major BFE - as defined in Clause 18.1.3.

Manufacture Facilities - the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN - as defined in Clause 2.2.2.1.

Material - has the meaning as defined in Clause 1.2 of Exhibit H.

MLW - as defined in Clause 2.1.3.

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MTOW - as defined in Clause 2.1.3.

MWE - as defined in Clause 2.1.3.

MZFW - as defined in Clause 2.1.3.

Paris Convention - as defined in Clause 13.1.1 (ii) (b).

PDR - as defined in Clause 18.1.3.

PEP - as defined in Clause 14.12.1.

Predelivery Payment - any of the payments determined in accordance with Clause 5.3.

Predelivery Payment Reference Price - as defined in Clause 5.3.2.

Propulsion Systems - as defined in Clause 2.3.1.

Propulsion Systems Manufacturer - means the manufacturer of the Propulsion Systems.

Propulsion Systems Price *** - the Propulsion Systems price *** set forth in the Part 2 of Exhibit C applicable to the subject Propulsion Systems Manufacturer.

Ready for Delivery - with respect to any Aircraft, the time when (i) the Technical Acceptance Process has been completed for such Aircraft in accordance with Clause 8 and (ii) such Aircraft is eligible to receive an Export Certificate of Airworthiness.

Receiving Party - as defined in Clause 5.5.5.

Recipient - as defined in Clause 22.10.1.

Reference Price - means the reference price of an applicable set of Propulsion Systems as set out in Part 2 of Exhibit C.

Revised NED SDM - as defined in Clause 11.2.2.

Revised SDM - as defined in Clause 10.3.2.

Revision Service Period - as defined in Clause 14.5.

SA PA - as defined in Clause 15.1.1.

Scheduled Delivery Month - as defined in Clause 9.1.1.

Scheduled Delivery Period - for any given Aircraft, its Scheduled Delivery Quarter or Scheduled Delivery Month, as applicable.

Scheduled Delivery Quarter - as defined in Clause 9.1.1.

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Seller - as defined in the preamble.

Seller Price *** - the price *** set forth in Part 1 of Exhibit C.

Seller Representative - as defined in Clause 15.1.1.

Seller Termination - as defined in Clause 20.2.2.1(D).

Service Bulletin - a document issued by the Seller, as aircraft manufacturer, to all operators of an aircraft type, notifying them of a modification to the design of, or the need to inspect, or perform an upgrade on, a delivered aircraft, excluding, for the avoidance of doubt, any such service bulletin issued by the Seller in connection with a Supplier service bulletin.

Service Life Policy - as defined in Clause 12.2.

SI - as defined in Clause 18.1.3.

Software Services - as defined in Clause 14.1.

Spare Parts - the items of equipment and material that may be provided pursuant to Exhibit H.

SPC Purchase Agreement - an agreement or agreements pursuant to which the Buyer and Seller agree to a transaction whereby certain of the Aircraft are assigned, novated or otherwise transferred to an Affiliate of the Buyer, an orphan trust company, a special purpose vehicle or any other similar entity for the purpose of financing Predelivery Payments due on such Aircraft.

Specification - individually or collectively the A320 NEO Specification, the A321 NEO Specification or the A321 XLR Specification, as applicable.

Specification *** - as defined in Clause 2.2.1.

Standard Specification - individually or collectively the A320 NEO Standard Specification, the A321 NEO Standard Specification or the A321 XLR Standard Specification, as applicable.

State of the Art - with respect to a Warranted Part, the standards and knowledge of the commercial airframe manufacturing industry prevailing, and the level of applicable technology existing, with respect to the design and function of such Warranted Part, at the time of its manufacture.

Successor - as defined in Clause 21.4.

Supplier - any supplier of Supplier Parts.

Supplier Indemnities - as defined in Clause 13.4.

Supplier Part - any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof (and excluding the Propulsion Systems or Buyer Furnished Equipment), and for which there exists a Supplier Product Support Agreement.

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Supplier Product Support Agreement - an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

Taxes - as defined in Clause 5.5.6.

*** Process - as defined in Clause 8.1.1.

Technical Data - as defined in Clause 14.1.

Termination Event - as defined in Clause 20.1.

Total Loss - as defined in Clause 10.5.

Trade Dispute Charge - as defined in Clause 5.11.

Type Certificate - as defined in Clause 7.1.

VAT - as defined in Clause 5.5.1.

Warranted Part - as defined in Clause 12.1.1.

Warranty Claim - as defined in Clause 12.1.7 (v).

Warranty Period - as defined in Clause 12.1.3.

The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not to a particular Clause thereof.

The definition of a singular will apply to plurals of the same words, and vice versa.

Except as otherwise provided, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

Each agreement defined in this Agreement will include all appendixes, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

References in this Agreement to any statute, regulation or other law will be to such statute, regulation or other law as amended or modified and in effect at the time any such reference is operative.

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The term “including” when used in this Agreement means “including, without limitation” except when used in the computation of time periods.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

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1	SALE AND PURCHASE

The Seller shall sell and deliver to the Buyer, and the Buyer shall purchase and take delivery of all of the fifty (50) A321 XLR Aircraft from the Seller, subject to the terms and conditions contained in this Agreement.

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2	SPECIFICATION

2.1.1	A321 NEO Aircraft Specification and A320 NEO Aircraft Specification

Each A321 NEO Aircraft, if purchased by the Buyer, shall be manufactured by or on behalf of the Seller in accordance with the A321 NEO Specification.

Each A320 NEO Aircraft, if purchased by the Buyer, shall be manufactured by or on behalf of the Seller in accordance with the A320 NEO Specification.

2.1.2	A321 XLR Aircraft Specification

The A321 XLR Aircraft standard specification is currently based on a combination of the A321 NEO Standard Specification and the A321 XLR Changes as set out hereunder.

The standard specification of the A321XLR aircraft shall be derived from the current A321 NEO Standard Specification to include *** as detailed below in Clause 2.1.3, and ***, all as required during the development of such A321XLR aircraft (collectively the “A321 XLR Changes”).

The implementation of the A321 XLR Changes shall be reflected in the first issue of the A321XLR aircraft standard specification (the “A321 XLR Standard Specification”). Such A321 XLR Standard Specification shall be issued by the Seller once the design of such A321XLR aircraft type has been frozen (the “A321 XLR Specification Freeze”). Such A321 XLR Standard Specification shall *** of the A321 NEO Standard Specification and the A321 XLR Changes, all references to such combination in this Agreement shall be deemed to be references to the A321 XLR Standard Specification, and the implementation of the A321 XLR Changes through the A321 XLR Standard Specification is hereby irrevocably accepted by the Buyer.

In addition to the A321 XLR Standard Specification and subject to the conditions set forth in Clause 3.1.1, the Seller is developing, and shall offer the Buyer the opportunity to select for implementation through SCNs, additional features specifically for the A321 XLR Aircraft, including:

-	the ***, which is hereby selected by the Buyer for all A321 XLR Aircraft; and
-	either the A321 XLR ACT Provisions, or both the A321 XLR ACT Provisions and the A321 XLR ACT, which are offered to the Buyer for selection.

Any feature currently offered as an *** for an A321-200NX aircraft type that may be *** of the A321 XLR Standard Specification; any such feature shall however be available for selection for the A321 XLR Aircraft ***.

With respect to *** features that are ***, the Buyer hereby acknowledges that some of such *** or set forth in Appendix 1 to Exhibit A hereto may not be ***d for A321 XLR Aircraft scheduled for delivery in earlier years and their point of embodiment shall be notified to the Buyer by the Seller.

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2.1.3	Design Weights

In line with the respective Standard Specifications, the applicable design weights (Maximum Take-off Weight (“MTOW”), Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)), expressed in metric tons, are the following:

	MTOW	MLW	MZFW
A321 XLR Aircraft	***	***	***
A321 NEO Aircraft	***	***	***
A320 NEO Aircraft	***	***	***

The A321 XLR Changes *** the Manufacturer’s Weight Empty (“MWE”) set forth in § 13-10.01.00 of the A321 NEO Standard Specification. Such MWE *** is currently estimated to be around ***.

It is agreed and understood that all of the weights related to the A321 XLR Aircraft as set forth in this Clause 2.1 are current development targets and may be *** by the Seller until A321 XLR Specification Freeze.

2.1.4	Notwithstanding the provisions of Clause 2.1.3 above, the Buyer has elected that the Aircraft be manufactured with the following design weights ***, expressed in metric tons:

	MTOW	MLW	MZFW
A321 XLR Aircraft	***	***	***
A321 NEO Aircraft	***	***	***
A320 NEO Aircraft	***	***	***

2.2	Specification Amendment

The parties understand and agree that any Specification may be further amended following execution of this Agreement in accordance with the terms of this Clause 2.

At *** to the Buyer, and for as long as the Buyer has access to AirbusWorld, the Seller shall provide the Buyer, through the relevant application in AirbusWorld, with ongoing access on a regular basis to the ***.

2.2.1	Specification Change Notice

*** which the Buyer may *** applicable to the relevant Aircraft type. *** set out in Exhibit B-1 and shall set out the SCN’s Aircraft embodiment rank and shall also set forth, in detail, the particular change to be made to such Specification and the effect, if any, of such ***. Upon the Buyer’s request, the Seller will, to the extent reasonably practicable, share with the Buyer any ***, provided the Buyer provides the Seller with any required information related thereto. The Seller will not *** to the relevant Aircraft type.

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2.2.2	MSCNs and Development Changes

Any Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the applicable Aircraft, prevent delay or ensure compliance with this Agreement, as set forth in these Clauses 2.2.2.1 and 2.2.2.2.

2.2.2.1	Manufacturer Specification Changes Notices

Any Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B-2 hereto and shall set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to such Specification and the effect, if any, of such change on performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under such Specification. Upon the Buyer’s request, the Seller will, to the extent reasonably practicable, share with the Buyer any relevant information it may have concerning the effect of an MSCN on the cost such MSCN may have over the life of the Aircraft to which such MSCN applies, provided the Buyer provides the Seller with any required information related thereto.

The Seller will promptly notify the Buyer in writing of any MSCN applicable to any Aircraft and the reason for such MSCN. Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Buyer shall have the right to reject such MSCN within *** of the Buyer’s receipt of notice thereof. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

Any MSCN issued to cover equipment obsolescence will be issued at no additional cost to the Buyer.

2.2.2.2	Development Changes

If the Seller revises the Specification to incorporate changes to the Specification which have no adverse effect on any of the elements as set forth in Clause 2.2.2.1 above (each, a “Development Change”), such revision shall be performed by the Seller without the Buyer’s consent.

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In such cases, the Seller shall provide to the Buyer the details of all such changes on a regular basis.

2.3	Propulsion Systems

2.3.1	The Aircraft shall be equipped with a set of either two (2) *** engines or two (2) *** engines, upon selection referred to respectively as the “Propulsion Systems”, as more particularly described in the following table:

	***	***
A321 XLR Aircraft	***	***
A321 NEO Aircraft	***	***
A320 NEO Aircraft	***	***

* AET means Airbus Equivalent Thrust

2.3.2	The Buyer will notify the Seller of its Propulsion Systems selections as follows:

(i)	With respect to the fleet of A321 XLR Aircraft to be delivered under the Agreement, no later than *** prior to the Scheduled Delivery Month of the first A321 XLR Aircraft of such fleet (in chronological order);

(ii)	With respect to the fleet of A321 NEO Aircraft to be delivered under the Agreement, if purchased by the Buyer, no later than *** prior to the Scheduled Delivery Month of the first A321 NEO Aircraft of such fleet (in chronological order); and

(iii)	With respect to the fleet of A320 NEO Aircraft to be delivered under the Agreement, if purchased by the Buyer, no later than *** prior to the Scheduled Delivery Month of the first A320 NEO Aircraft of such fleet (in chronological order).

Each such selection shall be formalized by the execution of an SCN. The Buyer may select either, or a combination of both, Propulsion Systems Manufacturers for respectively all or a portion of the Aircraft, and any of the Propulsion Systems listed in Clause 2.3.1.

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2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period prior to the first customization milestone of the first Aircraft, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestones Chart”) which shall be valid for all Aircraft covered under the Agreement, unless otherwise agreed. The Customization Milestones Chart shall set out the dates by which:

1)	the Buyer shall, in relation to the Aircraft customization, take certain actions and decisions and provide to the Seller certain information and documentation (such as making its BFE selection);

2)	specific SCNs shall be executed; and

3)	the contractual definition of the Aircraft must be finalised by way of execution of all SCNs by the Buyer (the “Contractual Definition Freeze” or “CDF”), in order to enable a) the Seller to manufacture the Aircraft and b) incorporation of such SCNs into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month.

2.4.2	Compliance with Customization Milestones

The Buyer hereby agrees and acknowledges that any delay or failure by the Buyer to comply with any of the requirements referred to in Clauses 2.3 and 2.4.1 above may delay the Delivery of certain Aircraft under the Agreement. In such case, in addition to any other rights and remedies available to the Seller under the Agreement and at law, the Seller shall be relieved from its obligation to deliver any Aircraft affected by such delay or failure by the Buyer within their respective Scheduled Delivery Period(s). Upon the Buyer complying with the corresponding requirements or finalising of the Contractual Definition Freeze, as applicable, the Seller shall use commercially reasonable efforts to maintain the Scheduled Delivery Period(s) of all such affected Aircraft, failing which the Seller shall inform the Buyer of new Scheduled Delivery Period(s) which shall be as close as possible to the original Scheduled Delivery Period(s) for such affected Aircraft, subject to the Seller’s Industrial and Commercial Constraints.

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3	PRICES

3.1	Base Price of the Aircraft

The Base Price of each Aircraft is the sum of:

(i)       the Base Price of the Airframe and

(ii)       the Base Price of the Propulsion Systems.

3.1.1	Base Price of the Airframe

3.1.1.1	The Base Price of the Airframe of an A321 XLR Aircraft is the sum of the following base prices:

(i)	the Base Price of the Airframe corresponding to the A321 NEO Standard Specification and the A321 XLR Changes (excluding Buyer Furnished Equipment) as amended by Clause 2.1.4 and subject to Clause 2.1.2 (for clarity, ***), which is:

*** and

(ii)	the sum of the Base Prices of any and all SCNs set forth in Appendix 1 to Exhibit A, which is:

*** and

(iii)	the Base Price of the master charge, which is a *** Propulsion Systems are selected, which is:

*** and

(iv)	the Base Price of the A321 XLR ACT Provisions, if selected by the Buyer in accordance with Clause 2, which is:

*** and

(v)	the Base Price of the A321 XLR ACT, if selected by the Buyer in accordance with Clause 2 (and subject also to prior selection of the A321 XLR ACT Provisions), which is:

***

3.1.1.2	The Base Price of the Airframe of an A321 NEO Aircraft, if purchased by the Buyer, is the sum of the following base prices:

(i)	the Base Price of the Airframe as defined in the A321 NEO Standard Specification (excluding Buyer Furnished Equipment) as amended by Clause 2.1.4 (for clarity, ***, which is:

*** and

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(ii)	the sum of the Base Prices of any and all SCNs set forth in Appendix 2 to Exhibit A, which is:

*** and

(iii)	the Base Price of the master charge, which is a *** Propulsion Systems are selected, which is:

***

3.1.1.3	The Base Price of the Airframe of an A320 NEO Aircraft, if purchased by the Buyer, is the sum of the following base prices:

(i)	the Base Price of the Airframe as defined in the A320 NEO Standard Specification (excluding Buyer Furnished Equipment) as amended by Clause 2.1.4 (for clarity, ***), which is:

*** and

(ii)	the sum of the Base Prices of any and all SCNs set forth in Appendix 3 to Exhibit A, which is:

*** and

(iii)	the Base Price of the master charge, which is a *** Propulsion Systems are selected, which is:

***

3.1.1.4	The Base Price of the Airframe has been established to correspond to the Base Period (***).

3.1.2	Base Price of the Propulsion Systems

3.1.2.1	The Base Price of a set of two (2) *** Propulsion Systems is:

***

The Base Price of such Propulsion Systems has been established to correspond to *** delivery conditions and has been calculated from the Reference Price indicated by the Propulsion System Manufacturer (such Reference Price corresponding to *** delivery conditions) of *** in accordance with Part 2 of Exhibit C.

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3.1.2.2	The Base Price of a set of two (2) *** Propulsion Systems is:

***

The Base Price of such Propulsion Systems has been established to correspond to *** delivery conditions and has been calculated from the Reference Price indicated by the Propulsion System Manufacturer (such Reference Price corresponding to *** delivery conditions) of *** in accordance with Part 2 of Exhibit C.

3.1.2.3	The Base Price of a set of two (2) *** Propulsion Systems is:

***

The Base Price of such Propulsion Systems has been established to correspond to *** delivery conditions and has been calculated from the Reference Price indicated by the Propulsion System Manufacturer (such Reference Price corresponding to *** delivery conditions) of *** in accordance with Part 2 of Exhibit C.

3.1.2.4	The Base Price of a set of two (2) *** Propulsion Systems is:

***

The Base Price of such Propulsion Systems has been established to correspond to *** delivery conditions and has been calculated from the Reference Price indicated by the Propulsion System Manufacturer (such Reference Price corresponding to *** delivery conditions) of *** in accordance with Part 2 of Exhibit C.

3.1.2.5	The Base Price of a set of two (2) *** Propulsion Systems is:

***

The Base Price of such Propulsion Systems has been established to correspond to *** delivery conditions and has been calculated from the Reference Price indicated by the Propulsion System Manufacturer (such Reference Price corresponding to January 2010 delivery conditions) of *** in accordance with Part 2 of Exhibit C.

3.2	Final Price of the Aircraft

The “Final Price” of each Aircraft shall be the sum of:

(i)	the Base Price of the Airframe, as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Base Price of the Airframe as agreed (or deemed accepted) by the parties in any Specification Change Notice, Manufacturer Specification Change Notice or part thereof applicable to such Airframe subsequent to the date of this Agreement, as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.1; plus

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(iii)	the Reference Price of the Propulsion Systems as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.2; plus

(iv)	the aggregate of all increases or decreases to the Reference Price of the Propulsion Systems as agreed by the parties in any Specification Change Notice or part thereof applicable to such Propulsion Systems subsequent to the date of this Agreement, as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.2; plus

(v)	any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller relating to such Aircraft.

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4	PRICE ***

4.1	Seller Price ***

The Base Prices of the Airframe and of the SCNs, Manufacturer Specification Change Notice or parts thereof applicable to such Airframe are subject to ***, in accordance with the Seller Price ***.

4.2	Propulsion Systems ***

4.2.1	The Reference Price of the Propulsion Systems and the Base Price of the SCNs or parts thereof applicable to such Propulsion Systems are subject to ***, in accordance with the Propulsion Systems Price ***.

4.2.2	The Reference Price of the Propulsion Systems, the prices of any related equipment, the Propulsion Systems designation(s) and the Propulsion Systems Price *** are based on information received from the Propulsion Systems Manufacturer and ***. If the Propulsion Systems Manufacturer provides written notice of any such amendment, the amendment shall be deemed to be incorporated into this Agreement and the Reference Price of the Propulsion Systems, the prices of the related equipment, the Propulsion Systems designation(s) and the Propulsion Systems Price *** shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from the Propulsion Systems Manufacturer.

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5	PAYMENT TERMS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of the Final Price and any other amount due by the Buyer hereunder in immediately available funds in United States dollars to:

Beneficiary Name: ***

Account No.: ***

with: ***

SWIFT: ***

ABA: ***

***

New York, NY 10019,

USA

or to such other account as may be designated by the Seller in writing to the Buyer. Payments with due dates that fall on a day that is not a Business Day shall be due on the next Business Day following such due date.

5.2	***

The Seller acknowledges that it has received from the Buyer ***. The Seller shall ***.

5.3	*** Payments

***

5.5	Taxes

5.5.1	The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax, sales tax and/or similar tax (“VAT”) chargeable under the applicable laws of any jurisdiction and accordingly the Buyer shall pay any VAT chargeable with respect to any Aircraft, component, accessory, equipment, part or service delivered or furnished under this Agreement. The Seller shall (i) comply with all applicable laws regarding VAT collection and remittance and (ii) issue proper VAT invoices in a timely manner. ***

5.5.2	The Seller shall pay all Taxes not allocated to the Buyer under Clause 5.5.1 (except for Taxes based on or measured by the income of the Buyer or any Taxes levied against the Buyer for the privilege of doing business in any jurisdiction), levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the fabrication, manufacture, assembly, modification, sale, delivery and use under this Agreement of such Aircraft or any component, accessory, equipment, part, service, instructions or data installed thereon, incorporated therein or furnished under this Agreement (except Buyer Furnished Equipment referred to in Clause 18).

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5.5.3	The Buyer shall pay all Taxes not assumed by the Seller under Clause 5.5.2, except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction.

5.5.4	***

5.5.5	***

5.5.6	“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings arising from the transactions contemplated or effectuated under this Agreement, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.6	Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any *** become due and payable and not be paid in full in immediately available funds on its due date, ***, the Seller shall have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid Applicable Payment. The Seller shall promptly notify the Buyer in writing after such debiting and application, and the Buyer shall pay to the Seller, ***, the amount required to comply with Clause 5.3.3.

For the purposes of this Clause 5.6, *** shall mean any *** required to be made under this Agreement.

5.7	Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments to the Buyer, the Seller will have the right, ***, to deduct from any such payments an amount equal to any other amounts that are overdue to the Seller by the Buyer under this Agreement, ***

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5.8	Overdue Payments

If any payment due to the Seller is not received by the Seller on the date or dates due, the Seller shall have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller upon receipt of such claim, interest at the Default Rate per annum on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller's right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.***

5.9	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any *** Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder shall not be affected by and shall be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments shall be made without deduction or withholding of any kind. The Buyer shall ensure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is required by law to make any such deduction or withholding the Buyer shall pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding shall equal the amounts that would have been received in the absence of such deduction or withholding. The Buyer and the Seller shall cooperate in preparing and filing any tax forms required to minimize or eliminate any such deduction or withholding (e.g., IRS Form W-8BEN-E).

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If the Buyer is required by law to make any such deduction or withholding, the Buyer will:

(i)	ensure that the deduction or withholding does not exceed the minimum amount legally required;

(ii)	timely pay to the relevant taxation authority or other authorities the full amount of the deduction or withholding (including the full amount of any deduction or withholding from any additional amount paid pursuant hereto); and

(iii)	timely provide to the Seller an official receipt from the relevant taxation authorities involved for all amounts so deducted or withheld or, if such receipts are not issued by the tax authorities concerned, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

***.

5.11	***

5.12	Other Charges

Unless expressly stipulated otherwise, any charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.8 shall be paid by the Buyer at the same time as payment of the Balance of the Final Price or, if invoiced after Delivery, within *** after the invoice date.

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6	MANUFACTURE PROCEDURE - INSPECTION

6.1	Manufacture Procedures

The Airframe shall be manufactured in accordance with this Agreement and the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	The Buyer or its duly authorized representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller (and its subcontractors) for the manufacture of the Airframe, attend inspection presentations and have access to the relevant logbooks (each an “Inspection”). The Seller will provide the Buyer reasonable notice of the start of each Inspection. Each Inspection shall be subject to the following terms and conditions;

(i)	any Inspection shall be conducted pursuant to the Seller’s system of inspection and the relevant Seller procedures, as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data, including documentation, as is reasonably necessary for the purpose of each Inspection;

(iii)	any Inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of the relevant inspection department personnel of the Seller;

(iv)	the Inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

Without prejudice to Clause 5.9, the Seller shall not, without the prior written consent of the Buyer, permit any representatives, employees, agents or personnel of any airline or customer of the Seller (other than the Buyer) to physically access or inspect any Aircraft or any designs or specifications relating to any Aircraft.

Upon the Buyer’s Inspector(s) reasonable request, the Seller shall use reasonable efforts to allow the Buyer’s Inspector(s) to see the Airframes and get a status thereof. The Inspections will be provided to the Buyer based on the then prevailing catalogue of inspections made available by the Seller to all its customers.

The Buyer’s Inspector(s) shall be entitled to inspect the cabin for each Aircraft at its Delivery Location.

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6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such Inspection at the relevant Manufacture Facility of the Seller or its Affiliates and at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the Inspections, and starting from a mutually agreed date until the Delivery Date, the Seller shall furnish without additional charge administrative assistance, as well as suitable space and office equipment including internet, facsimile and telephone in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s) which shall not exceed six (6).

6.4	No Effect on Buyer’s Rights

The Buyer’s participation in or acts in connection with any Inspections for the applicable Aircraft shall not impair any other rights of the Buyer that may be applicable to any Aircraft, after Delivery thereof, as set forth in the Agreement.

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7	CERTIFICATION

Except as set forth in this Clause 7, the Seller shall not be required to obtain any certificate or approval with respect to the Aircraft. If any certificate identified in this Agreement, or use thereof, becomes ineffective or otherwise is no longer effective, withdrawn or superseded after execution of this Agreement, then any reference to such certificate in this Agreement will be deemed to be a reference to any other certificate or instrument issued by the applicable Aviation Authority that replaces or otherwise corresponds to such certificate.

7.1	Type Certification

The Seller shall obtain or cause to be obtained a type certificate for each type of Aircraft issued by each of the EASA and the FAA in the transport category (the “Type Certificate”) prior to Delivery of the first Aircraft of such type, in a manner that allows the issuance of the Export Certificate of Airworthiness for each Aircraft.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, the Seller shall cause each Aircraft to be delivered to the Buyer with an Export Certificate of Airworthiness (without any limitation or restriction, unless otherwise agreed between the parties) and in a condition enabling the Buyer (or an eligible person selected by the Buyer, if the Buyer so elects, which election shall be notified to the Seller in writing) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller shall have no obligation to make and shall not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements that arise solely due to specific operation requirements on the Buyer’s specific routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller shall provide such data or implement the required modification to the data, in either case, at the Seller’s cost.

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	If, any time before the date on which any Aircraft is Ready for Delivery, any law, rule, directive, order or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule, directive, order or regulation is issued by the EASA or FAA that requires any change to the applicable Specification for the purposes of obtaining the Export Certificate of Airworthiness or the Standard Airworthiness Certificate referred to in Clause 7.2 (a “Change in Law”), the Seller shall make the required change to comply with such Change in Law and, if applicable, the parties hereto shall execute an SCN or MSCN pursuant to Clause 2.2.

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7.3.2	The Seller shall as far as practicable, without prejudice to Clause 7.3.3 (ii), take into account the information available to it concerning any proposed law, rule, directive, order or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the applicable Specifications as a result of such proposed law, rule, directive, order, regulation or interpretation becoming effective before the date on which the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the required modifications referred to in Clause 7.3.1 shall be:

***

7.3.4	Notwithstanding the provisions of Clause 7.3.3, ***.

7.4	Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 shall require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft after it is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery shall be at the ***.

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8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, each Aircraft shall undergo a technical acceptance process developed by the Seller that demonstrates the satisfactory functioning of the Aircraft in accordance with the Specification (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of such Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that such Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer carry out, at the Seller’s expense, any necessary changes to correct such non-compliance and, as soon as practicable thereafter, resubmit such Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance and complete the Technical Acceptance Process (and for the avoidance of doubt, to the extent that the non-compliance relates to matters requiring an additional flight, then such further Technical Acceptance Process shall include such additional flight). The Buyer will be entitled to request that additional demonstrations be performed during the Technical Acceptance Process, and the Seller will consider such request in good faith. During the Technical Acceptance Process, the Buyer’s Inspector(s) shall be entitled to raise any concerns with respect to any non-compliance of the Aircraft with the Technical Acceptance Process requirements and the seller shall advise the Buyer of the actions it has taken to rectify such non-compliance. Any agreements between the Buyer and the Seller with respect to any non-compliance issues demonstrated during the Technical Acceptance Process will be documented in a separate written agreement. There shall be no duplicate remedies available to the Buyer with respect to any such non-compliance issues demonstrated during the Technical Acceptance Process set forth in such separate written agreement and this Agreement.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer, subject to Clause 9.1.3. In the event an Aircraft fails any Technical Acceptance Process, any resubmission of such Aircraft to further Technical Acceptance Process shall commence, and the Seller shall notify the Buyer of such commencement, as quickly as practicable following such failure;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller; and

(iv)	include an engine run, ground checks, static tests and a technical acceptance flight, conducted at the Seller’s expense, that shall not be less than *** and may not *** unless necessary to complete the Technical Acceptance Process (the “Technical Acceptance Flight”). It is understood by the parties that the content of the Technical Acceptance Process may evolve in the future, however it shall always include a Technical Acceptance Flight.

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8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	shall comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within ***;

(ii)	may have a maximum of *** of its representatives (no more than *** of whom shall have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives shall comply with the instructions of the Seller’s representatives; and

(iii)	***

8.2.3	If the Buyer except in good faith for legitimate reasons beyond the Buyer’s control, does not attend or fails to cooperate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects, and the Seller will furnish such data with respect to such tests as the Buyer may reasonably request.

8.3	Certificate of Acceptance

Following completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, execute and deliver to the Seller a certificate of acceptance in respect of the applicable Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Finality of Acceptance

The Buyer’s execution of the Certificate of Acceptance for the applicable Aircraft, and the parties execution of any written agreement referenced in Clause 8.1.1, shall constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of such Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

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8.5	No Effect on Buyer’s Rights

The Buyer’s execution of the Certificate of Acceptance for the applicable Aircraft shall not impair any other rights of the Buyer that may be applicable to any Aircraft, after Delivery thereof, as set forth in the Agreement.

8.6	Aircraft Utilization

8.6.1	The Seller shall, without payment or other liability, be entitled to use any Aircraft before its Delivery solely as may be necessary to obtain the certificates required under Clause 7. Such use shall not limit the Buyer’s obligation to accept Delivery hereunder.

8.6.2	The Seller shall, without specific agreement of the Buyer, be authorized to use the Aircraft ***, whichever occurs first, for any purpose other than the ones referred to in Clause 8.6.1 above but which are related to aircraft technical development. The Seller shall ***.

8.6.3	The Seller shall not use any such Aircraft for additional testing beyond what is provided for in Clauses 8.6.1 and 8.6.2 above without first obtaining the Buyer’s prior written consent. The Seller will provide the Buyer with a summary of the accumulated hours and cycles for each Aircraft and the primary reason for each flight and the result thereof.

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9	DELIVERY

9.1	Delivery Schedule

9.1.1	Except as otherwise provided in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location as follows:

***

Each of such quarters shall be, with respect to the corresponding Aircraft, its “Scheduled Delivery Quarter”.

The Seller shall notify the Buyer of the delivery month (the “Scheduled Delivery Month”) for each Aircraft no later than *** prior to the first day of such Aircraft’s Scheduled Delivery Quarter.

9.1.2	The delivery schedule set forth in Clause 9.1.1 with respect to the A321 XLR Aircraft is ***.

The respective Scheduled Delivery Quarters quoted above remain subject to the Propulsion Systems type availability from the Propulsion System Manufacturers at the time of the Buyer’s selection as set forth in Clause 2.3.

9.1.3	The Seller shall give the Buyer at least (i) ***. Thereafter the Seller shall notify the Buyer of any change to such dates.

9.2	Delivery Process

9.2.1	The Buyer shall send its representatives to the Delivery Location to take Delivery of each Aircraft within *** after the date on which such Aircraft is Ready for Delivery (or, if such day is not a Business Day, on the first Business Day thereafter), and collect the Aircraft from the Delivery Location.

9.2.2	The Seller shall deliver and transfer title to each Aircraft to the Buyer free and clear of all liens, claims, charges and encumbrances (except for any liens, claims, charges or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of such Aircraft has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been executed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with (a) a bill of sale in the form of Exhibit E-1 if the Delivery Location is located outside of the *** or in the form of Exhibit E-2 if the Delivery Location is located in *** (the “Bill of Sale”), (b) an FAA Form 8050-2 or any successor form thereto (the “FAA Bill of Sale”), (c) such other documentation confirming transfer of title and receipt of the Final Price of such Aircraft as may reasonably be requested by the Buyer and (d) if *** is the Delivery Location, a warranty from Airbus S.A.S. in the form of Exhibit J (the “Airbus S.A.S. Warranty”). Title to and risk of loss of or damage to such Aircraft shall pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3	If, by the date specified in Clause 9.2.1, the Buyer fails to:

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(i)	deliver the executed Certificate of Acceptance to the Seller, or

(ii)	pay to the Seller the Balance of the Final Price of the applicable Aircraft in accordance with this Agreement,

then the Buyer shall be deemed to have rejected Delivery wrongfully when such Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, and in addition to any applicable remedies in Clause 5.8, (a) the Seller shall retain title to such Aircraft, and (b) the Buyer shall indemnify and hold the Seller harmless against any and all costs *** resulting from the Buyer’s failure ***, it being understood that the Seller shall be under no duty to the Buyer to store, park, insure or otherwise protect the Aircraft.

These rights of the Seller shall be in addition to the Seller’s other rights and remedies under this Agreement.

If the Buyer fails to collect the Aircraft as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Clause 9.2.3 (b) shall apply.

9.3	Flyaway

9.3.1	The Buyer and the Seller shall cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting each Aircraft. If approval from such Aviation Authority is delayed for any reason not attributable to the Buyer, such that any Aircraft cannot be exported on the date of Delivery thereof, then the Seller, at the Seller’s expense, shall park and store such Aircraft for a reasonable period of time until such approval is issued.

9.3.2	All operating expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

9.4	Power of attorney

With respect to each Aircraft and prior to Delivery thereof, (i) the Seller will present to the Buyer a copy of the power of attorney designating and authorizing the applicable persons to act on its behalf and to execute the transfer of title documents for such Aircraft Delivery and (ii) the Buyer will present to the Seller a copy of the power of attorney designating and authorizing the applicable persons to act on its behalf and to execute the documents necessary for such Aircraft Delivery.

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10	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller shall be responsible for or be deemed to be in default on account of delays in delivery of the Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller’s, or any Affiliate’s control and not occasioned by the Seller’s or any Affiliate’s fault or negligence (“Excusable Delay”), which may include: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; any applicable law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor disputes causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; (ii) inability after due and timely diligence to procure materials, accessories, equipment or parts, or the failure of a subcontractor or supplier to furnish materials, components, accessories, equipment or parts, in each case, if caused by events set forth in (i); (iii) any delay caused directly by the action or inaction of the Buyer; and (iv) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs in respect of any particular Aircraft:

(i)	the Seller shall notify the Buyer in writing of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	the Seller shall use commercially reasonable efforts to minimize the duration of such Excusable Delay; and

(v)	the Seller shall as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular shall notify the Buyer of the revised Scheduled Delivery Month for such Aircraft, and Seller shall treat Buyer in a like manner as Seller’s other customers of aircraft of a similar type affected by similar circumstances to that of the Excusable Delay.

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10.3	Price *** Payments for Excusable Delay

10.3.1	For each Aircraft affected by an Excusable Delay, and provided such Excusable Delay is ***

For each Aircraft affected by an Excusable Delay, the Propulsion Systems ***.

10.3.2	Provided that any Excusable Delay is ***.

10.4	Termination on Excusable Delay

10.4.1	If any Delivery of any Aircraft is delayed as a result of one (1) or more Excusable Delays for a period of more than ***.

10.4.2	If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(v) that there shall be a delay in Delivery of an Aircraft of more than ***.

10.4.3	If this Agreement ***. The Seller shall notify the Buyer of the new Scheduled Delivery Month *** referred to in Clause 10.4.1 or 10.4.2, and this new Scheduled Delivery Month shall be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.

10.5	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller shall, ***, notify the Buyer to this effect. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than *** after the last day of the original Scheduled Delivery Month ***:

(i)	the Buyer notifies the Seller ***; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

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10.6	Termination Rights Exclusive

***, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

If a termination of this Agreement pursuant to the provisions of Clause 10.4 occurs with respect to an Aircraft in which *** prior to the date of such termination, the Seller shall at the Seller’s option, either (i) ***, or (ii) ***

10.7	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER AN AIRCRAFT, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED DIRECTLY BY THE ACTION OR INACTION OR FAULT OF THE BUYER.

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11	INEXCUSABLE DELAY

11.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery *** may be changed pursuant to Clauses 2, 7 and/or 10)***

(a)	***, or
(b)	***

and such delay is not as a result of an Excusable Delay or Total Loss, then such delay shall be termed an “Inexcusable Delay”.

*** the Buyer will have the right to claim and the Seller will pay to the Buyer, ***, liquidated damages of:

***

In no event will the total amount of liquidated damages ***:

***

*** the Buyer will have the right to claim and the Seller will pay to the Buyer, for ***:

***

In no event will the total amount of liquidated damages ***:

***

The Buyer shall submit a written claim for liquidated damages to the Seller after Delivery of the affected Aircraft. Should the Seller fail to pay such liquidated damages for the affected Aircraft within ***.

11.2	Price Revision and Predelivery Payments for Inexcusable Delay

11.2.1	For each Aircraft affected by an Inexcusable Delay, the Seller Price *** set forth in Part 1 of Exhibit C hereto *** with respect to such Aircraft.

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For each Aircraft affected by an Inexcusable Delay, the Propulsion Systems Price *** set forth in Part 2 of Exhibit C hereto *** of the Propulsion Systems Reference Price *** with respect to such Aircraft.

11.2.2	When the Seller has notified the Buyer in writing of the *** resulting from an Inexcusable Delay (the “Revised NED SDM”), the payment schedule *** in respect of the affected Aircraft are deemed to be based on such *** for such affected Aircraft.

11.3	Renegotiation

If, as a result of an Inexcusable Delay, the Delivery does not occur *** the Buyer shall have the right, exercisable by written notice to the Seller given between ***, to require from the Seller a *** for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said ***.

11.4	Termination

If, as a result of *** Inexcusable Delays, the Delivery of an Aircraft ***, then the Buyer shall have the right exercisable by written notice to the Seller, given between ***, to terminate this Agreement in respect of the affected Aircraft.

If, as a result of *** Inexcusable Delays, the Delivery of an Aircraft does not occur ***, then the Seller shall have the right exercisable by written notice to the Buyer, given between ***, to terminate this Agreement in respect of the affected Aircraft.

***.

11.5	Termination Rights Exclusive

***, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

***, the Seller shall at the Seller’s option, either ***.

11.6	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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12	WARRANTIES AND SERVICE LIFE POLICY

12.1	Warranty

12.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that the Aircraft and each Warranted Part will at the time of Delivery to the Buyer be free from defects:

(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

(iii)	in design (including, without limitation, selection of materials) having regard to the State of the Art at the date of such design, and

(iv)	arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purpose of this Agreement, the term Warranted Part will mean any Seller proprietary component, equipment, software, accessory or part, that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detailed design of the Seller or a subcontractor of the Seller and (c) bears a Seller’s part number. Software that is installed on or embedded within a Warranted Part shall be deemed to be a component of such Warranted Part.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)	any defect inherent in the Seller’s design of the installation, considering the State of the Art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

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12.1.3	Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within *** (the “Warranty Period”), provided, however, that for any Warranted Part ***, whichever will first occur.

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12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction (to include, in the case of software, supply of a comparable product with equivalent function) of any defective Warranted Part. The Seller may elect to effect such repair, replacement or correction by supplying modification kits designed to rectify the defect *** of such Warranted Part multiplied by the In-house Warranty Labor Rate. The Seller may alternatively furnish a credit to the Buyer for the future purchase of Goods and Services equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. ***

12.1.4.2	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the Buyer’s written request the Seller will correct any such defect of the same type in any Aircraft that has not already been delivered to the Buyer. The Seller will not be responsible for, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction. Alternatively, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.5	Cost of Inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will *** within the Warranty Period subject to the following conditions:

(i)	Such *** are recommended in a Seller Service Bulletin to be ***

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(ii)	Such *** are not performed ***

(iii)	the *** and

(iv)	the *** will not exceed the Seller’s reasonable estimate of the *** unless the Buyer can reasonably justify the actual ***

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to each claimed defect are subject to the following conditions:

(i)	the defect has becomes apparent within the Warranty Period,

(ii)	the Buyer has filed a Warranty Claim *** of a defect becoming apparent, except where the Seller has issued a Service Bulletin intended to provide a Remedy for such a defect, in which case the Warranty Claim must be filed no later than *** following embodiment of the Seller Service Bulletin in the Aircraft;

(iii)	the Buyer has submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter covered under the provisions of this Clause 12. In the event that the Seller concludes that the cause of the claimed defect is an act or omission of the Buyer or a third party, the Seller will provide to the Buyer the results of its investigations and the Buyer will have to provide to the Seller evidence reasonably satisfactory to the Seller that such defect did not result from any act or omission of the Buyer (except when such act or omission is in accordance with the Seller’s instructions), including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)	the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8; and

(v)	the Seller receives a Warranty Claim complying with the provisions of Clause 12.1.7(v).

12.1.7	Warranty Administration

The warranties set forth in this Clause 12.1 will be administered as hereinafter provided:

(i)	Claim Determination

Determination by the Seller as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller, acting reasonably, and will be based on claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information. The Seller will make reasonable efforts to make such determination within thirty (30) Business Days of the submission of all information required by Clause 12.1.7(v).

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(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller, and the return thereof to the ***, will be borne by the Seller, except in cases where a Warranty Claim is ***

(iii)	On-Aircraft Work by the Seller

If either (a) the Seller determines that a defect subject to this Clause 12.1 requires the dispatch by the Seller of a Seller’s working team to the Buyer’s facilities, to repair or correct such defect through implementation of one (1) or more Seller’s Service Bulletins, or (b) the Seller accepts the return of an Aircraft to perform or have performed a repair or correction, then, in each case, the labor costs for such on-Aircraft work will be borne by the Seller.

On-Aircraft work by the Seller will be undertaken only if, in the Seller’s opinion, the work requires the Seller’s technical expertise. In such case, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

(iv)	Return of an Aircraft

If the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so, and the Seller will, prior to such return, have the right to inspect such Aircraft, and without prejudice to the Seller’s rights hereunder, to repair such Aircraft either at the Buyer’s facilities or at another place acceptable to the Seller.

***

(v)	Warranty Claim Substantiation

For each claim under this Clause 12.1 the Buyer will give written notice (a “Warranty Claim”) to the Seller that contains at least the data listed below with respect to an Aircraft or Warranted Part, as applicable.

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The minimum data to be supplied are as follows, as applicable:

(a)	Description of the defect and any action taken,

(b)	Date on which the default has become apparent and the date on which the Warranted Part was removed,

(c)	Description of the Warranted Part claimed to be defective,

(d)	Part number,

(e)	Serial number,

(f)	Position on Aircraft,

(g)	If known and available, total flying hours or dates operated, as applicable, at the date of appearance of a defect,

(h)	Time since last shop visit before appearance of the defect,

(i)	Manufacturer's serial number or “MSN” of the Aircraft and/or its registration number,

(j)	If known and available, Aircraft total flying hours and/or number of landings at the date of appearance of defect.

Warranty Claims have to be filed electronically using the Seller’s on-line claiming tool, access to which the Seller will provide to the Buyer (along with reasonable instructions regarding the access and use of the claiming tool).

(vi)	Replacements

Replaced components, equipment, accessories or parts will become the Seller's property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (a) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (b) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

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(vii)	Acceptance or Rejection

The Seller will provide to the Buyer, within a reasonable timeframe, a notification of whether a Warranty Claim is accepted or rejected, or the status of such Warranty Claim. Such notification will include reasonable written substantiation in case of rejection of such Warranty Claim. The Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim.

(viii)	Inspection

The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto, at the Seller’s expense, in the event of any claim under this Clause 12.1.

12.1.8	In-house Warranty

(i)	Authorization

The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty Repair”). To the extent practicable, when the estimated cost of an In-house Warranty Repair ***, the Buyer will notify the Seller Representative of its decision to perform any in-house repairs before such repairs are commenced. When such prior notice cannot reasonably be provided, the Buyer will provide such notice as soon as possible and the Buyer’s notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably condition or withhold authorization.

(ii)	Conditions of Authorization

The Buyer will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

(a)	if the Buyer complies with the terms of Clause 12.1.8(i);

(b)	if adequate facilities and qualified personnel are available to the Buyer;

(c)	provided that repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data or in any other written instructions provided to the Buyer by the Seller; and

(d)	only to the extent specified by the Seller, or, in the absence of the Seller’s specifying, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

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(iii)	Seller’s Rights

The Seller will have the right to require the return to Seller of any Warranted Part, or any part removed therefrom, that is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation. Such return will be subject to the provisions of Clause 12.1.7(ii).

The Seller will have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, provided the presence of such representative is practical and does not unduly delay such repair.

(iv)	In-house Warranty Claim Substantiation

Claims for In-house Warranty Repair credit must be submitted to the Seller no later than *** after completion of such In-house Warranty Repair, and will comply with the requirements for Warranty Claims under Clause 12.1.7(v) and in addition will include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect: part numbers, serial numbers (if applicable), description of the parts, quantity of parts, unit price of parts, copies of related Seller's or third party's invoices (if applicable), total price of parts,

(c)	detailed number of labor hours,

(d)	In-house Warranty Labor Rate, and

(e)	total claim value.

(v)	Credit

The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty Repair claims, will be a credit to the Buyer’s account. Such credit will be equal to the sum of the direct labor cost expended in performing such repair, plus the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

(a)	To determine direct labor costs, only the man-hours spent on *** of the Warranted Part, and ***. The hours required for maintenance work concurrently being carried out on the Aircraft or other Warranted Part will not be included.

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(b)	The hours counted as set forth in Clause 12.1.8 (v)(a) above will ***, which is deemed to represent the Buyer’s composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer’s employees or to a third party that the Buyer has authorized to perform the repair, whose jobs, in both cases, are directly related to the performance of the repair. This labor rate is *** at economic conditions prevailing in *** (the “In-house Warranty Labor Rate”).

The In-house Warranty Labor Rate is subject to adjustment annually *** Labor Index defined in the Seller Price Revision Formula.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)	Limitation on Credit

The Buyer will in no event be credited for repair costs (labor or material) for any Warranted Part to the extent such repair costs exceed in the *** for a replacement of such defective Warranted Part provided such replacement part is available for purchase.

The Seller will substantiate such Seller costs in writing on reasonable request by the Buyer.

(vii)	Scrapped Material

The Buyer may, with the agreement of the Seller Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation.

If the Buyer does not obtain the agreement of the Seller Representative to scrap a Warranted Part immediately, the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either *** after the date of completion of repair or *** after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer. Such parts will be returned to the Seller (at Seller’s cost) within *** of receipt of the Seller's request therefor, made within such retention periods.

A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, will be kept in the Buyer’s file for at least the duration of the Warranty Period.

(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, IN EACH CASE, WHICH WAS NOT IN COMPLIANCE WITH THE TERMS THEREOF, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER, ***

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12.1.9	Warranty Transferability

Notwithstanding the provisions of Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9.1	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms hereof, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part will be the remaining portion of the original warranty in respect of such corrected, repaired or replaced Warranted Part ***. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Accepted Industry Standard Practices – Normal Wear and Tear

The Buyer’s rights regarding each Warranted Part under this Clause 12.1 are subject to such Warranted Part, the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers or the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear or to

(i)	any Warranted Part, Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

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(ii)	any Warranted Part, Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

(iii)	any Warranted Part, component, equipment, accessory or part from which the part or serial number or other identification marks have been removed,

***

12.2	Service Life Policy

12.2.1	Scope and Definitions

In addition to the warranties set forth in Clause 12.1, the Seller agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit F that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy specified in Clause 12.2.2.

(ii)	“Failure” means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, such Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive and fleet-wide basis.

The Seller’s obligations under this Clause 12.2 are referred to as the “Service Life Policy”.

12.2.2	Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item *** after the Delivery of the Aircraft in which such Item is installed, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

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12.2.3	***

Any part or Item or part that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished to the Buyer ***, which will be determined in accordance with the following formula:

***

12.2.4	General Conditions and Limitations

12.2.4.1	Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 of this Agreement and not by the provisions of this Clause 12.2. After the Warranty Period ends, all Items will be covered by the provisions of Clause 12.2 of this Agreement.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy with respect to each Item are subject to the following conditions:

(i)	The Buyer maintains log books and other historical records with respect to such Item adequately to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(ii)	The Buyer complies with the conditions of Clause 12.1.10.

(iii)	The Buyer implements specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense, reports relating thereto to be regularly furnished to the Seller.

(iv)	The Buyer reports in writing any breakage or defect in such Item to the Seller *** after such breakage or defect becomes apparent to the Buyer, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer provides the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6. All claims under this Service Life Policy will include all information reasonably available to the Buyer regarding significant incidents relating to the relevant Aircraft.

12.2.4.4	If the Seller has issued a Service Bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply to the Buyer the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, in accordance with the Seller’s instructions.

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12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN A CREDIT FOR GOODS AND SERVICES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3	Supplier Warranties and Service Life Policies

12.3.1	Seller’s Support

Before Delivery of the first Aircraft, the Seller will provide the Buyer with the warranties and, where applicable, service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements, such that the Buyer is authorized, to the full extent permitted in the applicable Supplier Product Support Agreements, to directly enforce such warranties and service life policies against any applicable Suppliers. Upon the Buyer’s written request, the Seller shall provide reasonable assistance to the Buyer regarding the enforcement of such warranties and services life policies.

12.3.2	Supplier’s Default

12.3.2.1	If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part and the Buyer submits reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period indicated in the Supplier Product Support Agreements will apply.

12.3.2.2	If any Supplier under any Supplier service life policy referred to in to Clause 12.3.1 defaults in the performance of any material obligation under such service life policy, and (i) the Buyer has used its reasonable efforts to resolve the applicable issue under such service life policy, and (ii) the Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 of this Agreement will apply to the extent the same would have applied had such Supplier Part been an Item, except that the Supplier’s service life policy period as indicated in the applicable Supplier Product Support Agreement shall apply.

12.3.2.3	At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for *** transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design or workmanship of a Warranted Part, the Seller will, at the Buyer’s request, promptly correct the design or processes of manufacture of such Warranted Part pursuant to the terms and conditions of Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at the Buyer’s request, *** and make reasonable efforts to find a solution satisfactory to the Buyer, including assisting the Buyer with processing and enforcing any warranty claim against the applicable Suppliers.

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12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design or workmanship of a Warranted Part and partially to the design or workmanship of any Supplier Part, the Seller will, if requested by the Buyer, *** and make reasonable efforts to find a solution satisfactory to the Buyer. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 will be directed both to the Seller and to the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.10.

12.5	Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

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(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING,

BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(i)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(ii)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(iii)	LOSS OF PROFITS AND/OR REVENUES;

(iv)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

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***

FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of any Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7	Negotiated Agreement

The Buyer and the Seller each acknowledge that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

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13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnities at Delivery

13.1.1	Subject to the provisions of Clause 13.3.3, the Seller shall indemnify and hold harmless the Buyer and its Affiliates from and against any damages, costs and expenses (including reasonable attorneys’ fees but excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent; and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(a)	the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or

(b)	the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)	in respect of software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify shall be limited to infringements in countries which, at the time of design versus infringement claim, are members of The Berne Union and recognize software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment

(ii)	the Propulsion Systems;

(iii)	Supplier Parts, except to the extent provided in Clause 13.4; or

(iv)	software not developed by the Seller.

13.1.3	If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller shall as soon as possible and at its expense either:

(i)	procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

(ii)	replace the infringing part or software with a non-infringing substitute of equivalent function and without additional cost to the Buyer.

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13.2	Other Indemnities

Subject to the provisions of Clause 13.3.3, the Seller will indemnify and hold harmless the Buyer and its Affiliates from and against any damages, costs and expenses (including reasonable attorneys’ fees but excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by:

(i)	The Technical Data but only to the extent that such Technical Data has been authored or developed by the Seller;

(ii)	The training materials provided to the Buyer by the Seller, whether provided by the Seller at the Seller’s training centers or at an external location, but only to the extent that such training materials have been authored by the Seller and not modified in any way by the Buyer or any other third party;

(iii)	Seller Parts but only to the extent that such Seller Parts are purchased by the Buyer directly from the Seller or a Licensee of the Seller.

13.3	Administration of Patent and Copyright Indemnity Claims

13.3.1	If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.3.1 (iii) shall prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv)	without cost to the Buyer, fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	act to reasonably mitigate damages and/or to reduce the amount of royalties that may be payable, and minimize costs and expenses.

13.3.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller's opinion, it deems proper, it being understood that any settlement will be subject to the Buyer’s prior consent, such consent not to be unreasonably withheld by the Buyer.

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13.3.3	The Seller’s liability hereunder shall be conditioned on the strict and timely compliance by the Buyer with the terms of this Clause 13, except to the extent that the Buyer can establish that such failure to so comply did not actually prejudice the Seller, and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

13.4	Supplier Parts Installed on the Aircraft at Delivery

The Seller has obtained indemnity provisions from the Suppliers of Supplier Parts (the “Supplier Indemnities”) installed on the Aircraft at Delivery in form and content substantially similar to the provisions of this Clause 13. The Buyer will receive the benefit of such provisions.

If, following reasonably diligent efforts by the Buyer to obtain the benefit of the Supplier Indemnities, the relevant Supplier defaults on its obligations with respect thereto, the provisions of Clause 13.1.1 will be applicable to such Supplier Part.

13.5	THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR BY ANY TECHNICAL DATA, SUPPLIER PART OR TRAINING MATERIAL, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE SHALL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY THE SELLER AND THE BUYER.

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14	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data by the Seller (such technical data, including as set forth in Exhibit G, together with any revisions thereto, hereinafter “Technical Data”) and software services described hereunder (together with any revisions thereto, hereinafter “Software Services”) needed to support the Aircraft operation. The *** of such Technical Data and the Software Services for each of (i) the A320 NEO Aircraft type, (ii) the A321 NEO Aircraft type and (iii) the A321 XLR Aircraft type will be provided *** to the Buyer.

14.1.1	The Technical Data and Software Services shall be supplied in the English language using the aeronautical terminology in common use and shall include United States customary unit conversions.

14.1.2	All Technical Data shall be available on-line as set forth in Clause 14.4. Range, type, format and delivery schedule of the on-line Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of blocks of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 *** prior to the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

- Aircraft Maintenance Manual,

- Illustrated Parts Catalog,

- Trouble Shooting Manual,

- Aircraft Wiring Manual,

- Aircraft Schematics Manual, and

- Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Parts

Information, including revisions, relating to (i) Supplier Parts or (ii) equipment that are installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, will be introduced into the customized Technical Data to the extent necessary for the comprehension of the affected systems, at no additional charge to the Buyer.

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14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller shall introduce data related to Buyer Furnished Equipment for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (the “BFE Data”) into the customized Technical Data, *** to the Buyer for the initial issue of the Technical Data, which the Seller shall provide at the first Aircraft Delivery of each Aircraft type *** provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2	The Buyer shall cause the BFE Suppliers to supply the applicable BFE Data to the Seller at least six (6) months prior to the Scheduled Delivery Month of the first Aircraft of each Aircraft type ***. If any applicable BFE Data is provided thereafter, the Seller shall incorporate such BFE Data into the next scheduled revision of the applicable Technical Data to the extent such incorporation does not require undue effort from the Seller.

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 and/or S1000D Specification jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America), as applicable.

14.3.2.4	The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data shall be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5	The BFE Data shall be delivered in digital format (SGML or XML raw data) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4	Supply

14.4.1	Except as specifically otherwise set forth in Exhibit G, all Technical Data shall be made available on-line through the relevant services on the Seller’s customer portal AirbusWorld (“AirbusWorld”), under terms and conditions set forth in Part 2 of Exhibit I to the Agreement, “General Terms and Conditions of Access to and Use of AirbusWorld”. Such General Terms and Conditions of Access to and Use of AirbusWorld will apply only to AirbusWorld. Notwithstanding anything to the contrary in such Exhibit I, the Buyer will have full access to AirbusWorld, or any future equivalent solution provided by the Seller, *** for as long as the Buyer operates one (1) Aircraft.

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14.4.2	The Technical Data shall be delivered according to *** to correspond with the Deliveries of Aircraft. The Buyer shall provide *** notice when requesting ***.

14.4.3	It will be the responsibility of the Buyer to provide the FAA with such Technical Data as it may require, using the Technical Data supplied by the Seller to the Buyer in accordance with the terms hereof. Upon request from the Buyer’s Aviation Authorities, such Aviation Authorities shall be given on-line access to the Buyer’s Technical Data by the Seller.

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided *** (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current customer services catalog available to the Buyer via AirbusWorld (the “Customer Services Catalog”).

14.6	Service Bulletins (SB) Incorporation

SB information shall be incorporated into the Technical Data, provided that the Buyer notifies the Seller that it intends to accomplish such SB and identifies the applicable Aircraft, after which post-SB status shall be shown. In case an SB requires the prior embodiment of other SBs, the Buyer will use reasonable efforts to indicate the application status of each such SB, to the extent known to the Buyer. It is the Buyer‘s responsibility to provide the Seller with a complete and accurate SB reporting. Notwithstanding the above, in case of incomplete or inaccurate SB notification or reporting, the Seller shall analyse the configuration of the Aircraft and, to the extent practicable, shall complement the Buyer’s reporting according to the Aircraft configuration known by the Seller and reported by the Buyer.

***

14.7	Technical Data Familiarization

Upon request by the Buyer and *** to the Buyer, the Seller shall provide up to *** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Advanced Consultation Tool

14.8.1	Technical Data shall be provided on-line through an advanced consultation tool, which shall include the necessary navigation software and viewer to browse the Technical Data (together, the “Advanced Consultation Tool”).

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14.8.2	Further details on the Technical Data included in such Advanced Consultation Tool are set forth in Exhibit G.

14.8.3	The licensing conditions for the use of the Advanced Consultation Tool shall be as set forth in Part 1 of Exhibit I to the Agreement, “End-User License Agreement for Software”.

Notwithstanding anything to the contrary in such Exhibit I, the Buyer will have full access to the Advanced Consultation Tool, including any revisions thereto, or any future equivalent solution provided by the Seller, at commercial conditions set forth in Clause 14.5 of this Agreement, ***.

14.8.4	The revision service for, and the license to use the Advanced Consultation Tool shall be *** of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for the Advanced Consultation Tool and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.9	On-Line Access to Technical Data

14.9.1	Access to AirbusWorld shall be *** for the Technical Data related to any Aircraft which shall be operated by the Buyer.

14.9.2	Should AirbusWorld provide access to Technical Data in software format, the use of such software shall be further subject to the End-User License Agreement for Software.

14.10	Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller shall be to promptly correct such Technical Data.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

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B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

***

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES.

14.11	Proprietary Rights

14.11.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.11.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

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14.12	Performance Engineer's Program

14.12.1	In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer's Program (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the End-User License Agreement for Software.

14.12.2	The license to use the PEP and the revision service shall be provided *** of the corresponding Revision Service Period as set forth in Clause 14.5.

14.12.3	At the end of such Revision Service Period, the PEP shall be provided to the Buyer under commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.13	Future Developments

The Buyer agrees to consider for implementation any new technological development applicable to and deemed by the Seller to be beneficial and economical for the production, modification and transmission of data and documents.

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15	SELLER REPRESENTATIVE SERVICES

The Seller shall provide *** to the Buyer the services as described in this Clause 15, at the Buyer’s main base or at other locations as the Buyer and the Seller may agree.

15.1	Customer Support Representative(s)

15.1.1	The Seller shall provide *** to the Buyer, at the Buyer’s main base or such other locations as the Buyer and the Seller may agree, the services of Seller customer support representatives (each a “Seller Representative”), ***

***

***

***

***

(i)	***

(ii)	***

***

15.1.2	In addition to the provisions of Clause 15.1.1 hereto, the Seller shall provide *** to the Buyer, ***, Except as otherwise mutually agreed between the Buyer and the Seller, the number of *** shall not exceed *** at any one time. In the event the Buyer raises a concern regarding any Seller Representative, the parties will work in good faith to address such concern in a manner acceptable to both parties.

15.1.3	In providing the services as described herein, each Seller Representative, or any other Seller employee providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employee or agent, either directly or indirectly.

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15.2	Availability

15.2.1	The Parties acknowledge and agree that during the period defined in Clause 15.1, (i) each Seller Representative may provide support to airlines other than the Buyer, and (ii) if all Seller Representatives assigned to the Buyer are absent from such base or location, as previously agreed, for non-business-related reasons, the Buyer shall have *** to the Seller Representative network closest to the Buyer's main base, for the period of time of such absence. A list of contacts of such Seller Representatives shall be provided to the Buyer.

15.2.2	If Aircraft-On-Ground (“AOG”) technical assistance is needed after the end of the Seller Representatives’ assignment referred to in Clause 15.1, the Buyer shall have *** to:

1)	AIRTAC (Airbus Technical AOG Centre), for as long as ***; and

2)	the Seller Representative network closest to the Buyer's main base. A list of contacts of such Seller Representatives shall be provided to the Buyer.

15.2.3	Should the Buyer request Seller Representative services exceeding the allocation specified in Clauses 15.1.1 and 15.1.2, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.2.4	The Seller will cause AACS to assign the services of *** Customer Support Director based in Herndon, Virginia, or another location as the Buyer and the Seller may agree, to liaise between the Seller and the Buyer on product support matters, after execution of this Agreement and ***.

15.3	Buyer's Support

15.3.1	From the date of arrival of the first Seller Representative at the Buyer’s facilities (or another location as the Buyer and the Seller may agree) and for the duration of the assignment referred to in Clauses 15.1.1 and 15.1.2, the Buyer shall provide free of charge a suitable lockable office, conveniently located with respect to the Buyer's maintenance facilities, with complete office furniture and equipment including telephone, internet connections for the sole use of the Seller Representative(s). All related communication costs shall be borne by the Seller upon receipt by the Seller of all relevant justifications.

15.3.2	The Buyer shall *** of the Seller Representatives of ***, to and from their place of assignment and Toulouse, France.

15.3.3	Should the Buyer request any Seller Representative to travel on business to a city other than such Seller Representative usual place of assignment, the Buyer shall ***.

15.4	Withdrawal of the Seller Representative

The Seller shall have the right, upon providing the Buyer with written notice, to withdraw any assigned Seller Representatives if conditions arise, which are in the Seller's reasonable opinion dangerous to their safety or health or which prevent them from fulfilling their contractual tasks. The Seller shall return or replace such Seller Representatives as soon as possible.

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16	TRAINING SUPPORT AND SERVICES

INTENTIONALLY LEFT BLANK.

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17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by and transferred to the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer through the Supplier Product Support Agreement application that is made available by the Seller to the Buyer, and include Supplier commitments as contained in the Supplier Product Support Agreements, which include the following provisions:

(i)	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will (a) be prepared in accordance with the applicable provisions of ATA Specification, (b) include revision service and (c) be published in the English language. The Seller will recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual. Such data will be provided in compliance with the applicable ATA Specification;

(ii)	Warranties and guarantees, including standard warranties and standard indemnities against copyright and patent infringement;

(iii)	With respect to landing gear Suppliers, service life policies for selected structural landing gear elements;

(iv)	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer's instructors, shop and line service personnel;

(v)	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistics service including routine and expedited deliveries;

(vi)	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and shall, if requested by the Buyer, jointly take remedial action with the Buyer.

Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into any direct negotiations or agreements with any Supplier with respect to or containing different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

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17.3	Familiarization Training

Upon the Buyer’s request, the Seller will provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module will also be available to the Buyer through AirbusWorld.

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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1.1	In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE supplied by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer will so notify the Seller and the Seller shall conduct, in a timely manner using commercially reasonable efforts, a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier under this Clause 18.1.1.2 (such approved supplier, an “Approved BFE Supplier”) by the Seller shall be performed at the Buyer’s expense. Any BFE supplied by an Approved BFE Supplier shall comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” shall be deemed to include Approved BFE Suppliers.

18.1.2.1	The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation and other technical data and information to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified through the Customization Milestones Chart as set forth in Clause 2.4.1.

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2	The Seller shall also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer with respect to the Aircraft.

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The Buyer shall also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH works in HAMBURG (GERMANY) and/or at AIRBUS AMERICAS, INC. works in MOBILE, ALABAMA (USA) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	At a suitable time prior to CDF and without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Seller, the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide applicable technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

▪	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestones Chart;

▪	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate reasonable resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

▪	for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

o	Preliminary Design Review (“PDR”),

o	Critical Design Review (“CDR”);

▪	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

▪	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

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The Seller shall make reasonable efforts to attend the PDR, the CDR and the FAI on the dates determined by the BFE Supplier in consultation with the Buyer and the Seller. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.4	The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement actif” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be shipped according to the Incoterms 2010 “Delivered At Place (DAP)” to the following shipping addresses, it being understood that the Seller shall perform all tax and customs formalities in relation thereto (it being however understood that the payment of any related fees shall be borne by the Buyer), subject to the Buyer providing (or causing to be provided) all relevant documents required therefor:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129 HAMBURG

GERMANY

or such other location as may be specified by the Seller.

BFE delivered to the Airbus Americas, Inc. works in Mobile, Alabama (USA), as may be requested by the Seller pursuant to Clause 18.1.2.2, will be shipped according to the Incoterms 2010 “Delivered Duty Paid (DDP)” to Airbus Americas, Inc., Mobile, Alabama, and the Buyer shall perform all tax and customs formalities in relation thereto (it being understood that the payment of any related fees shall be borne by the Buyer).

18.2	Applicable Requirements

The Buyer will cause at its expense that the BFE shall:

▪	be manufactured by a qualified BFE Supplier, and

▪	meet the requirements of the applicable Specification of the Aircraft, and

▪	be delivered with the relevant certification documentation, including but not limited to the Declaration of Design and Performance, and

▪	comply with the BFE Engineering Definition, and

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▪	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

▪	be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

▪	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

▪	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that is incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

The Seller shall without additional charge to the Buyer, securely and safely store any BFE provided to the Seller.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

▪	complying with Clause 18.2 or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

▪	furnishing the BFE in a serviceable condition at the requested delivery date, or

▪	obtaining any required approval for such BFE under the above mentioned Aviation Authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller shall not be responsible for such delay which may cause the Final Price of the affected Aircraft to be adjusted in accordance with the updated delivery schedule of the affected Aircraft, as the case may be, and to include in particular the amount of the Seller’s additional costs, if any, directly attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of-sequence installation.

18.3.2	In the event of any delay or failure mentioned in Clause 18.3.1 above, the Seller may:

(i)	subject to the prior written consent of the Buyer, select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the affected Aircraft, for adjustment and calibration; or

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(ii)	if the BFE is delayed by more than *** beyond, or is not approved within *** of the dates specified in Clause 18.1.2.2, deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clause 7, if any, and the Seller shall thereupon be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Except as provided for under Clause 18.5, title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) shall be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1	Disposition of BFE Following Seller Termination

18.5.1.1	If a Seller Termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall at the Seller’s option, either (i) *** or (ii) ***

18.5.1.2	The Buyer shall cooperate with the Seller *** pursuant to Clause 18.5.1.1 and shall be responsible for *** The Buyer shall ***.

18.5.1.3	The Seller shall notify the Buyer as to those items of BFE *** pursuant to Clause 18.5.1.1 above and, at the Seller’s request, the Buyer shall *** of the date of such notice. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE ***

18.5.1.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed *** provided that the Seller shall use reasonable care ***

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18.5.2	Disposition of BFE Following Buyer Termination

18.5.2.1	If a Buyer Termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall *** either (i) *** or (ii) ***

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19	INDEMNITIES AND INSURANCE

19.1	Seller’s Indemnities

The Seller shall, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and shall indemnify, defend and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including settlements, witness costs, court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses result from either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties that result from (i) any Technical Acceptance Process, including any Technical Acceptance Flight or (ii) any exercise the Buyer’s inspection rights.

19.2	Buyer’s Indemnities

The Buyer shall, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and shall indemnify, defend and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)	claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses result from either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties that result from (i) the provision of Seller Representatives services under Clause 15 including *** or (ii) the provision of Aircraft Training Services to the Buyer.

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19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee shall promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) shall assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor shall deem prudent; provided that any settlement will be subject to the prior consent of the Indemnitee, which shall not be unreasonably withheld. Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and shall be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee shall have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and shall have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor shall be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer shall:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E, or equivalent market standard coverage, Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E, or equivalent market standard coverage, as may be available to the extent such coverage is commercially available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers except to the extent that such coverage is provided to the Buyer under a U.S. government program that prohibits such waivers (“US Government Insurance”), it being understood that the Buyer hereby confirms that as of the date hereof, the Buyer does not purchase such coverage.

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Any applicable deductible for insurance required under this Clause 19.4 shall be borne by the Buyer. The Buyer shall furnish to the Seller, not less than *** prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the requested insurance coverage and provisions as well as period of insurance in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller, and

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils and ten (10) days for non-payment of premium) prior written notice thereof to the Seller.

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20	TERMINATION

20.1	Termination Events

Each of the following shall constitute a “Termination Event” under this Agreement.

20.1.1	The following shall constitute Termination Events attributable to the Buyer or the Seller, as applicable:

(1)	Any case, proceeding or other action is commenced in any jurisdiction against the Buyer or the Seller or their properties relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, the Buyer’s or the Seller’s (as the case may be) debts or obligations and such case, proceeding or other action remains unstayed, undismissed or undischarged for ***.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or the Seller for all or substantially all of its respective assets, and such action remains unstayed, undismissed or undischarged for ***, or the Buyer or the Seller, as the case may be, makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer or the Seller seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its respective assets, and such action remains unstayed, undismissed or undischarged for ***.

(4)	The Buyer or the Seller admits in writing that it is generally not able to pay its debts as they become due.

20.1.2	In addition, the following shall constitute Termination Events attributable to the Buyer:

(1)	The Buyer fails to make payment of:

(i)	any payment(s), other than Predelivery Payments, required to be made under this Agreement when such payment(s) is (are) due, *** (a) ***, (b) *** and (c) the Seller has provided the Buyer with notice that the Seller will consider such non-payment(s) a Termination Event if the Buyer does not *** of the Buyer’s receipt of such notice and the Buyer has not *** of its receipt of such notice;

(ii)	any Predelivery Payment required to be made under this Agreement and the Seller has provided the Buyer with notice that the Seller will consider such unpaid Predelivery Payment a Termination Event if the Buyer does not make such Predelivery Payment within *** of the Buyer’s receipt of such notice and the Buyer has not made such Predelivery Payment within *** of its receipt of such notice; or

(iii)	payment of all or part of the Final Price of any Aircraft required to be made under this Agreement.

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(2)	The Buyer repudiates this Agreement in whole or in part.

(3)	The Buyer defaults in its obligation to take Delivery of an Aircraft as provided in Clause 9.2.

(4)	Should any pre-delivery payment or payment of the final price of any aircraft required to be made under any SPC Purchase Agreement not be made when due and the Seller has provided the Buyer with notice that the Seller will consider such unpaid pre-delivery payment or unpaid payment of the final price a Termination Event if the Buyer *** of the Buyer’s receipt of such notice and the Buyer has *** of its receipt of such notice.

20.2	***

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20.3	Notice of Termination Event

Promptly upon becoming aware of the occurrence of a Termination Event by a party, the other party shall notify the party to which the Termination Event is attributable of such occurrence in writing, provided however that any failure to notify shall not prejudice the rights or remedies of the other party hereunder.

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21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

Notwithstanding any such sale, assignment, novation or transfer, the Seller will remain ultimately responsible for fulfilment of all obligations undertaken by the Seller in this Agreement, provided, however, that the Seller will not be so responsible to the extent performance of such obligations would be prohibited by applicable law.

21.2	Assignments on Sale, Merger or Consolidation

21.2.1	Either party may assign all but not part of its rights and obligations under this Agreement to an entity (i) that results from any merger, consolidation or reorganization of such party; (ii) that acquires or succeeds to all or substantially all of the assets of such party; or (iii) into which such party may be merged or consolidated, provided that:

(i)	the assigning party shall provide notice thereof to the non-assigning party, such notice to contain a summary of the material terms of the transaction, *** following the public announcement thereof (or if no such announcement, from the completion thereof);

(ii)	if the assigning party is the Buyer, the surviving or acquiring entity shall execute an assumption agreement in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer's obligations under this Agreement;

(iii)	if the assigning party is the Buyer, the entity that will take delivery of any Aircraft following the consummation of the transaction will hold either an FAA Part 121 (or successor provision) air carrier operating certificate, or an EASA air carrier operating certificate; at the time of any such delivery;

(iv)	if the assigning party is the Buyer, if the entity that would result from such transaction, or that would acquire all or substantially all of the Buyer’s assets (including, for the purposes of clarity, this Agreement) in such transaction, is a direct competitor of the Seller or is an Affiliate of any such direct competitor, then such assignment shall require the Seller’s prior written consent;

(v)	if the assigning party is the Buyer, if the surviving or acquiring entity has an existing purchase agreement for aircraft manufactured by the Seller of the same type as the Aircraft, the Buyer and Seller shall discuss in good faith the potential rescheduling of the consolidated order of such surviving or acquiring entity for such aircraft (including the Aircraft) in order to optimize the delivery schedule of such consolidated order.

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21.2.2	If, at the time of, and immediately following the consummation of, the transaction, a Termination Event exists or shall have occurred and be continuing, such transaction shall not prejudice any rights that the non-assigning party may have in respect thereof.

If either party enters into an assignment that does not comply with the provisions of Clause 21.2.1, such assignment will be null and void and the non-assigning party will be entitled to deem such attempted assignment as a Termination Event and the terms and conditions of this Clause 20 will apply.

21.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller, AACS or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement shall be performed. Notwithstanding such designation, the Seller shall remain ultimately responsible for fulfilment of all obligations undertaken by the Seller in this Agreement.

21.4	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer.

21.5	Assignments for Delivery Financing

Prior to Delivery, the Buyer will not assign, novate, lease or transfer the Aircraft, or contract to do so, without the Seller's written consent. However, the Buyer may at the time of Delivery, subject to the Seller's approval of form and substance of the assignment documentation, which approval will not be unreasonably withheld, assign certain of its rights hereunder, with respect to any Aircraft for the purpose of causing the Aircraft at the time of Delivery to be subjected to an equipment trust, conditional sale, lien or other arrangement for the financing by the Buyer of such Aircraft, provided (i) any third party participating in such equipment trust, conditional sale or other financing arrangement has met Seller’s reasonable due diligence procedures including “know your customer” requirements of the Seller and (ii) the Buyer simultaneously therewith agrees to a long-term lease from the assignee of such Aircraft as to which such assignment is applicable; provided, however, that no such action will subject the Seller to any liability which it would not otherwise be subject to hereunder, or require the Seller to divest itself of title to or possession of any such Aircraft until Delivery thereof and payment therefor as provided in this Agreement. No action by the Buyer or the Seller under this Clause 21.5 will require the Seller to divest itself of title to or possession of such Aircraft until Delivery and payment therefor as provided in this Agreement.

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21.6	Post Delivery Resale

In the event of the resale of any Aircraft, the Buyer's rights with respect to warranties and support and services applicable to such Aircraft under this Agreement will inure to the benefit of such purchaser, but only (i) to the extent such rights exist or remain at the time of such resale and (ii) pursuant to an assignment agreement in form and substance acceptable to the Seller, which approval will not be unreasonably withheld and (iii) should the Seller have any obligations towards the subsequent new operator pursuant to such resale, such new operator has met Seller’s reasonable due diligence procedures including “know your customer” requirements of the Seller.

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22	MISCELLANEOUS PROVISIONS

22.0	Material Supply and Services

The Seller will make available to the Buyer support services for Material, which may be needed in connection with the Aircraft operation, including (i) initial provisioning, (ii) replenishment, (iii) lease of certain Seller Parts, (iv) loan of ground support equipment and (v) repair of certain Seller Parts. Associated terms and conditions are set forth in Exhibit H attached hereto.

22.1	Data Retrieval

On the Seller's reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving safety, availability, operations and cost efficiency of the aircraft. For the avoidance of doubt, all intellectual property rights relating to data provided to the Seller pursuant to this Clause 22.1 shall remain with the Buyer. The provisions of Clause 22.10 shall apply to the Seller’s handling of any such data. The Buyer shall not unreasonably cease the provision of any such data at any time.

The Seller will use such data to run technical analysis of the Buyer’s Aircraft fleet performance in order to (i) identify root causes of technical issues, (ii) make recommendations to the Buyer and (iii) propose technical solutions to the Buyer based on comparisons between the Buyer’s Aircraft fleet-wide performance and a sample of operators operating aircraft of the same type as the Aircraft. The Seller will prepare and support technical review meetings with the Buyer to present results of such technical analysis, recommendations and/or technical solutions.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier, express mail, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, express mail, certified air mail or facsimile, the date on which sent, provided that if such date is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

The Seller will be addressed at:

Airbus S.A.S.

Attention: Senior Vice President Contracts

2, rond-point Emile Dewoitine

31700 Blagnac

France

***

The Buyer shall be addressed at:

United Airlines, Inc.

Attention: Managing Director, Fleet Planning and Transactions

233 South Wacker Drive,

Chicago, Illinois 60606,

USA

***

From time to time, the party receiving the notice or request may designate another address or another person.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

22.5	Certain Representations of the Parties

22.5.1	Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)	the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

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(ii)	neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.5.2	Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.6	Interpretation and Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

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THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.6.1	The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments shall become effective without further action on the part of its Secretary. The Seller for itself and its successors and assigns hereby designates and appoints CT Corporation, located at CT Corporation, 111 Eighth Avenue, New York, NY 10011, as its legal agent and attorney-in-fact upon whom all processes against the Seller in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the Seller were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state.

22.6.2	The assumption in Clause 22.6.1 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.6.3	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6 (i) may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation shall constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Corporate Secretary, 233 South Wacker Drive, Chicago, Illinois 60606, or by any other method authorized by the laws of the State of New York.

22.6.4	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.7	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

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22.8	Waiver of Consequential Damages

In no circumstances shall either party claim or receive consequential damages under this Agreement.

22.9	No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein shall be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.10	Confidentiality

22.10.1	This Agreement and all reports or other data exchanged by the parties hereunder (including but in no way limited to aircraft or Aircraft pricing) shall be deemed to be “Confidential Information”. For the purposes of this Clause 22.10, a “Disclosing Party” is the party who discloses Confidential Information pursuant to this Agreement and a “Recipient” is the party who receives Confidential Information pursuant to this Agreement.

22.10.2	The Recipient will, and will cause its employee(s), and any other person who obtains any part of the Confidential Information through the Recipient, to preserve the confidentiality of the Confidential Information. Except as provided in this Agreement, the Recipient shall not:

(i)	copy, reproduce, distribute or disclose (whether oral or written) to any person, firm, entity or corporation any of the Confidential Information, or any facts related thereto, other than on a need-to-know basis, or

(ii)	permit any third party to have access to such Confidential Information, or

(iii)	use the Confidential Information for any purpose other than the purpose for which it is provided.

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22.10.3	The Recipient may provide the Confidential Information to its employees, officers, directors, contractors, counsel, auditors and Affiliates (each such person, an “Individual”), provided such Individuals (i) need to know the Confidential Information for such Recipient’s performance under the Agreement, the operation of the party’s business, or for any other purpose specifically agreed by the parties and (ii) are informed of this Agreement; and provided also that the Recipient remains fully liable to the Disclosing Party for any disclosure of Confidential Information by any such Individuals that would constitute a breach of this Clause 22.10 had such Individual been party to this Agreement.

22.10.4	If a party is required to make any filing with any governmental agency that involves disclosure of Confidential Information, it will give the other party prior notice of such filing and an opportunity to review and comment upon any planned disclosures. The Recipient will act to limit the scope of such disclosures to the extent legally permissible.

22.10.5	If either party is required by any judicial or governmental proceeding to disclose any Confidential Information, such party will give the other party prompt notice of such request, and such other party may seek an appropriate protective order. If, in the absence of a protective order, a party is nonetheless advised by counsel that disclosure of the Confidential Information is required by law, such party may disclose such Confidential Information without liability hereunder. A party may disclose all or any portion of the Confidential Information without liability (i) as required by law or regulation, (ii) without prejudice to Clause 22.10.4, as requested by any bank regulatory body or other governmental authority or any representative thereof with legal authority to compel disclosure, or (iii) in any action or proceeding or arising out of or related to this Agreement among the parties hereto, to the extent and only to the extent such disclosure is necessary for the parties to defend such action.

22.10.6	The term Confidential Information does not include any information that, as demonstrated through production of credible evidence:

(i)	becomes or has become generally available to the public other than as a result of violation of this Clause 22.10;

(ii)	has been available on a non-confidential basis prior to its disclosure hereunder;

(iii)	is or has been developed or acquired independently by personnel of the Recipient having no substantive knowledge of the Confidential Information; or

(iv)	becomes available on a non-confidential basis from a third party source.

22.10.7	The parties specifically acknowledge that an action for damages may not be an adequate remedy for a breach by the Recipient of the terms of this Clause 22.10, and that each party shall be entitled to pursue all remedies available to it in the event of such breach, including but not limited to, an action against the other party for equitable relief and emergency or injunctive relief to prevent further or continuing breach.

22.10.8	The provisions of this Clause 22.10 will survive termination of the Agreement.

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22.11	Severability

Any provision of the Agreement determined to be unlawful or unenforceable under applicable law applied by any court of competent jurisdiction shall, to the extent required by such law, be deemed severed from the Agreement and rendered ineffective so far as is possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the parties hereto to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be a valid and binding and enforceable in accordance with their terms. The parties agree to replace, so far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provisions of the Agreement shall not void or affect the validity of any other provision.

22.12	Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement shall not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.13	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.13, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.14	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

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22.15	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the foregoing, this Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, this A320 Family Purchase Agreement was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry
Title:	Senior Vice President, Contracts

UNITED AIRLINES, INC.

By:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT A

EXHIBIT A

SPECIFICATION

The A321 NEO Standard Specification is contained in a separate folder.

The A320 NEO Standard Specification is contained in a separate folder.

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EXHIBIT A

Appendix 1 to Exhibit A

List of SCNs - A321 XLR Aircraft

Option	Description	Comments	SCN List Price
***	***	***	***
***	***	***	$***

© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.

AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

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EXHIBIT A

Appendix 2 to Exhibit A

List of SCNs - A321 NEO Aircraft

Option	Description	Comments	SCN List Price
***	***	***	$***

© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.

AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

CT1903666 - A320 Family Purchase Agreement - final	Exhibit A - Page 3/4
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT A

Appendix 3 to Exhibit A

List of SCNs - A320 NEO Aircraft

Option	Description	Comments	Selected SCN Price
***	***	***	$***

© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.

AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

CT1903666 - A320 Family Purchase Agreement - final	Exhibit A - Page 4/4
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT B

EXHIBIT B

Exhibit B-1: Form of Specification Change Notice

Exhibit B-2: Form of Manufacturer Specification Change Notice

CT1903666 - A320 Family Purchase Agreement - final	Exhibit B - Page-1/7
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title :

Description :

Effect on weight :

 • Manufacturer’s Weight Empty change :

 • Operational Weight Empty change :

 • Allowable Payload change :

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN(s):

Price per aircraft

US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.
Provided approval is received by

Buyer approval		Seller approval

By :		By:
Date :		Date :

CT1903666 - A320 Family Purchase Agreement - final	Exhibit B - Page-2/7
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc., the indicated part of the specification wording will read as follows:

CT1903666 - A320 Family Purchase Agreement - final	Exhibit B - Page-3/7
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

CT1903666 - A320 Family Purchase Agreement - final	Exhibit B - Page-4/7
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-2

MANUFACTURER SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Title : Description : Effect on weight : • Manufacturer’s Weight Empty change : • Operational Weight Empty change : • Allowable Payload change : Remarks / References Specification changed by this MSCN

Price per aircraft

US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.
Provided MSCN is not rejected by

Buyer approval		Seller approval

By :		By:
Date :		Date :

CT1903666 - A320 Family Purchase Agreement - final	Exhibit B - Page-5/7
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-2

MANUFACTURER SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc., the indicated part of the specification wording will read as follows:

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-2

MANUFACTURER SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

CT1903666 - A320 Family Purchase Agreement - final	Exhibit B - Page-7/7
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT C

PART 1	SELLER PRICE *** FORMULA

***

CT1903666 - A320 Family Purchase Agreement - final	Exhibit C Part 1 - Page 1/1

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA
CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

***

CT1903666 - A320 Family Purchase Agreement - final	Exhibit C Part 2 CFM - Page 1/1

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA

***
1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

***

CT1903666 - A320 Family Purchase Agreement - final	Exhibit C Part 2 IAE LLC - Page 1/1

AIRBUS S.A.S. & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT E

FORM OF AIRCRAFT BILL OF SALE

CT1903666 - A320 Family Purchase Agreement - final	Exhibit E - Page 1/3

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT E-1

AIRCRAFT BILL OF SALE

(the “Bill of Sale”)

Know all men by these presents that Airbus S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”), was, this _____ day of __________ _____, the owner of the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached or allocated thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3__-___	[engine or p/s manufacturer] Model _____

MANUFACTURER'S SERIAL NUMBER:	ENGINE SERIAL NUMBERS:
___________________________________	LH: ____________________
RH: ____________________

REGISTRATION MARK:_____________

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller does, on this _____ day of __________ _____, convey, sell, transfer and deliver all of its rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, the said Aircraft to be the property thereof:

[Insert name of Buyer]

[Insert address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer and to its successors and assigns forever that (i) the Seller had good and lawful right to convey, sell, deliver and transfer all of its rights, title and interests in and to the Aircraft to the Buyer, (ii) the Seller conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges and encumbrances (except for any liens, claims, charges or encumbrances created by or on behalf of the Buyer), and (iii) the Seller shall defend such title forever against all claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York, U.S.A.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorized representative this _____ day of __________ _____ in [Delivery Location located outside of the United States].

AIRBUS S.A.S.

Name:

Title:

Signature:

CT1903666 - A320 Family Purchase Agreement - final	Exhibit E - Page 2/3

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT E-2

AIRCRAFT BILL OF SALE

(the “Bill of Sale”)

Know all men by these presents that Airbus Americas, Inc., a Delaware corporation having its principal place of business at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, United States (the “Seller”), was, this _____ day of __________ _____, the owner of the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon, or attached or allocated thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3__-___	[engine or p/s manufacturer] Model _____

MANUFACTURER'S SERIAL NUMBER:	ENGINE SERIAL NUMBERS:
__________________________________	LH: ____________________
RH: ____________________

REGISTRATION MARK:___________

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller does, on this _____ day of __________ _____, convey, sell, transfer and deliver all of its rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, the said Aircraft to be the property thereof:

[Insert name of Buyer]

[Insert address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer and to its successors and assigns forever that (i) the Seller had good and lawful right to convey, sell, deliver and transfer all of its rights, title and interests in and to the Aircraft to the Buyer, (ii) the Seller conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges and encumbrances (except for any liens, claims, charges or encumbrances created by or on behalf of the Buyer), and (iii) the Seller shall defend such title forever against all claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York, U.S.A.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorized representative this _____ day of __________ _____ in Mobile, Alabama, United States.

AIRBUS AMERICAS, INC.

Name:

Title:

Signature:

CT1903666 - A320 Family Purchase Agreement - final	Exhibit E - Page 3/3

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT F

EXHIBIT F

SERVICE LIFE POLICY

LIST OF ITEMS

CT1903666 - A320 Family Purchase Agreement - final	Exhibit F - Page 1/2

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT F

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

***

CT1903666 - A320 Family Purchase Agreement - final	Exhibit F - Page 2/2

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT G

TECHNICAL DATA INDEX

CT1903666 - A320 Family Purchase Agreement - final	Exhibit G - Page 1/11

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT G

TECHNICAL DATA INDEX

Where applicable, data will be established in general compliance with ATA iSpecification 2200 jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America), as applicable.

AVAILABILITY

Except as specifically otherwise set forth in this Exhibit G, all Technical Data shall be available on-line through the relevant service on AirbusWorld.

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory

ABBR.	Abbreviated designation of the relevant Technical Data

FORMATS:

ADVANCED CONSULTATION TOOL

Includes the relevant Technical Data and an advanced consultation and navigation software to browse the data.

SPECIFIC FORMATS

Refers to Technical Data, which are neither located in an “Advanced Consultation Tool” nor issued as SGML/XML raw data. Such Technical Data may be available as either:

-	Portable Document Format (PDF), allowing data consultation, or

-	Office Automation Format, such as XLS and/or Rich Text Format (Word RTF) or HyperText Markup Language (HTML), for consultation and information update, or

-	Task Structure Data File (TSDF).

XML/SGML raw data

1/ Maintenance, Planning, Structural, Overhaul and Engineering Data

ATA iSpecification 2200 compliant raw data, for data processing by the Buyer.

If the Buyer has elected to receive raw data from the Seller, effective delivery of such raw data shall only take place upon request from the Buyer to the Seller.

2/ Flight Operations Data

Raw data shall be delivered in XML format by default.

CT1903666 - A320 Family Purchase Agreement - final	Exhibit G - Page 2/11

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT G

TYPE	C	CUSTOMIZED. Refers to manuals or data that are applicable to an individual Airbus customer/operator fleet or aircraft.

G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) referring to the Delivery Date of the corresponding Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

CT1903666 - A320 Family Purchase Agreement - final	Exhibit G - Page 3/11

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT G

***	***	***	***	***	***	***	***

CT1903666 - A320 Family Purchase Agreement - final	Exhibit G - Page 4/11

AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

EXHIBIT H

EXHIBIT H

MATERIAL

SUPPLY AND SERVICES

CT1903666 - A320 Family Purchase Agreement - final AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL	Exhibit H – Page 1/8

EXHIBIT H

CONTENTS

PARAGRAPHS

1	-	GENERAL

2	-	INITIAL PROVISIONING AND REPLENISHMENT

3	-	WARRANTIES ON SELLER PARTS

4	-	LEAD TIMES FOR MATERIAL OTHER THAN INITIAL PROVISIONING MATERIAL

5	-	DELIVERY

6	-	INTENTIONALLY LEFT BLANK

7	-	OTHER MATERIAL SUPPORT

8	-	COMMERCIAL CONDITIONS

9	-	TITLE

10	-	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

11	-	INCONSISTENCIES

CT1903666 - A320 Family Purchase Agreement - final AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL	Exhibit H – Page 2/8

1.	GENERAL

1.1	Scope of Material Support

1.1.1	This Exhibit H defines the terms and conditions for the support services offered by the Seller to the Buyer relating to the Aircraft only, in the following areas:

***

References made to Paragraphs shall refer to paragraphs of this Exhibit H, unless otherwise specified.

For the exclusive purposes of this Exhibit H, the term “Supplier” shall mean any supplier providing any of the Material listed in Paragraph 1.2.1 (each item of Material supplied by a Supplier being a “Supplier Part”).

The term “SPEC 2000” as used throughout this Exhibit H means the “E-Business Specification for Materiels Management” document published by the Air Transport Association of America.

Notwithstanding any other agreement in force between the Buyer and the Seller as of the date hereof pertaining to spare parts procurement by the Buyer in relation to Airbus aircraft, this Exhibit H shall be the only agreement between the Buyer and the Seller governing the terms and conditions applicable to the A320neo Family Spare Parts Procurement.

1.2	Material

1.2.1	The “Material” will be comprised of the following:

***

1.3	Term

***

1.4	Stores

***

1.4.3	Other Points of Shipment

***

1.4.4	Customer Order Desk

***

1.5	Spare Parts Representative Services

***

CT1903666 - A320 Family Purchase Agreement - final AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL	Exhibit H – Page 3/8

1.6	Seller Parts Procurement

***

1.7	Manufacture of parts equivalent to Seller Parts by the Buyer

1.7.1	***

2	INITIAL PROVISIONING AND REPLENISHMENT

2.1	Initial Provisioning

2.1.1	Period

***

2.1.2	Pre-Provisioning Meeting

***

2.1.3	Initial Provisioning Conference

***

2.1.4	Initial Provisioning Data

***

2.1.5	Supplier-Supplied Data

***

2.1.6	Supplementary Data

***

2.1.7	Commercial Offer for Certain Material

***

2.1.8	Delivery of Initial Provisioning Material

***

2.1.9	***

3.	WARRANTIES ON SELLER PARTS

3.1	Nature of Warranty

***

CT1903666 - A320 Family Purchase Agreement - final AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL	Exhibit H – Page 4/8

3.2	Exceptions

***

3.3	Warranty Periods

***

3.4	Limitations of Warranty

***

3.6	Duplicate Remedies

***

4.	LEAD TIMES FOR MATERIAL OTHER THAN INITIAL PROVISIONING MATERIAL

***

4.2	Expedite Service

***

5.	DELIVERY

***

5.1	Shortages, Overshipments, Non-Conformity in Orders

***

5.1.3	Packaging

***

5.1.4	Cessation of Deliveries

***

6	INTENTIONALLY LEFT BLANK

7	OTHER MATERIAL SUPPORT

7.1	***

CT1903666 - A320 Family Purchase Agreement - final AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL	Exhibit H – Page 5/8

7.1.1	General

***

7.1.2	Title

***

7.1.3	Warranties

7.1.3.1	***

7.1.3.2	Warranty and Notice Periods

***

7.2	Tools and Ground Support Equipment

***

8	COMMERCIAL CONDITIONS

8.1	Price

***

8.2	Payment Procedures and Conditions

***

8.3	Payment in Full

***

9.	TITLE

With the exception of Material to be supplied under Paragraph 7.1, title to any Material purchased under Exhibit H shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer will at all times keep an amount of Material at least equal in value to the total amount of invoices for Material outstanding to the Seller at any given time free from any lien, debenture, security interest or other similar interest charge or claim in favor of any third party.

10.	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

Any termination of the Agreement under its terms shall ***. The Seller may, but shall not be required, to ***.

11.	INCONSISTENCY

In the event of any inconsistency between ***, this Exhibit H shall prevail to the extent of such inconsistency.

CT1903666 - A320 Family Purchase Agreement - final AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL	Exhibit H – Page 6/8

Exhibit H

APPENDIX “A” TO PARAGRAPH 7.1.1

***

CT1903666 - A320 Family Purchase Agreement - final AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL	Exhibit H – Page 7/8

EXHIBIT I

LICENSES AND ONLINE SERVICES

Part 1	END-USER LICENSE AGREEMENT FOR SOFTWARE
The parties agree to negotiate in good faith license terms governing use of software no later than *** prior to Delivery of the first (1st) firmly ordered Aircraft.

Part 2	GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUSWORLD
The general terms and conditions of access to and use of the secure area of the AirbusWorld / online services (as amended and supplemented from time to time) are already agreed and contained in a separate folder.

CT1903666 - A320 Family Purchase Agreement - final AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL	Exhibit I – Page 1/1

EXHIBIT J

FORM OF AIRBUS S.A.S. WARRANTY

AIRBUS S.A.S. WARRANTY

Airbus S.A.S. hereby warrants to United Airlines, Inc. (the “Buyer”) and to its successors and assigns forever that the bill of sale executed by Airbus Americas, Inc., dated ___ ________ _____ and relating to one Aircraft comprising an Airbus A3__-____ airframe bearing MSN __________ (the “Bill of Sale”) conveyed to the Buyer on the date thereof good, legal and valid title to the Aircraft (as defined in the Bill of Sale), free and clear of all liens, claims, charges and encumbrances (except for any liens, claims, charges or encumbrances created by or on behalf of the Buyer), and that Airbus Americas, Inc. had good and lawful right to convey, sell, deliver and transfer all of its rights, title and interest in and to the Aircraft to the Buyer and that Airbus S.A.S. will warrant and shall defend such title forever against all claims and demands whatsoever.

This Airbus S.A.S. Warranty shall be governed by and construed in accordance with the laws of the State of New York, U.S.A.

IN WITNESS WHEREOF, Airbus S.A.S. has caused this Airbus S.A.S. Warranty to be executed by its duly authorized representative this ______ day of _________ ______.

AIRBUS S.A.S.

Name:	Benoît de Saint-Exupéry
Title:	Senior Vice President, Contracts
Signature:	/s/ Benoît de Saint-Exupéry

CT1903666 - A320 Family Purchase Agreement - final	Exhibit J - Page 1/1
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

LETTER AGREEMENT NO. 1

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – final	LA1-1
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

1	***

1.1	Clause 5.3.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.3	*** shall be paid according to the following schedules:

***.

5.3.3.1	For each Aircraft in the initial firm order of fifty (50) A321 XLR Aircraft:

Payment Date	Percentage of *** Reference Price
*** ***	***%
TOTAL PAYMENT *** DELIVERY	***%

***.

5.3.3.2	For each *** Aircraft:

Payment Date	Percentage of *** Reference Price
*** ***	***%

TOTAL PAYMENT PRIOR TO DELIVERY	***%

***.

UNQUOTE

1.2       ***

1.3	Clause 5.3.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.5       ***

UNQUOTE

CT1903666 – A320 Family Purchase Agreement – final	LA1-2
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

CT1903666 – A320 Family Purchase Agreement – final	LA1-3
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

Very truly yours,

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – final	LA1-4
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

LETTER AGREEMENT NO. 2

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: CREDIT MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – final	LA2-1
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

1	A321 XLR AIRCRAFT ***

***

2	A321 NEO AIRCRAFT ***

***

3	A320 NEO AIRCRAFT ***

4	***

5	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

6	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

7	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – final	LA2-2
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – final	LA2-3
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

LETTER AGREEMENT NO. 3

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – final	LA3-1
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

1	DEFINITIONS

Clause 0 to the Agreement is amended to add the following defined terms between the “QUOTE” and “UNQUOTE”:

QUOTE

*** Aircraft – has the meaning set forth in Paragraph 2.2.1 of Letter Agreement No. 3.

*** Notice – has the meaning set forth in Paragraph 2.2.1 of Letter Agreement No. 3.

*** – has the meaning set forth in Paragraph 2.1 of Letter Agreement No. 3.

*** Aircraft – has the meaning set forth in Paragraph 2.1 of Letter Agreement No. 3.

*** Fee Portion – has the meaning set forth in Paragraph 2.1 of Letter Agreement No. 3.

First *** Fee Portion – has the meaning set forth in Paragraph 2.1 of Letter Agreement No. 3.

Second *** Fee Portion – has the meaning set forth in Paragraph 2.1 of Letter Agreement No. 3.

*** – has the meaning set forth in Paragraph 2.2.1 of Letter Agreement No. 3.

*** Notice – has the meaning set forth in Paragraph 2.2.2 of Letter Agreement No. 3.

UNQUOTE

2              ***

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – final	LA3-2
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – final	LA3-3
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

LETTER AGREEMENT NO. 4

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – final	LA4- 1
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

1	SPECIFICATION

1.1	The following provision between the “QUOTE” and “UNQUOTE” shall be added at the end of Clause 2.2.2.1 of the Agreement:

QUOTE

***

UNQUOTE

1.2	The following provision between the “QUOTE” and “UNQUOTE” shall be added as Clause 2.2.3 of the Agreement:

QUOTE

***

UNQUOTE

1.3	The following provision between the “QUOTE” and “UNQUOTE” shall be added at the end of Clause 2.4.1 of the Agreement:

UNQUOTE

***

UNQUOTE

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – final	LA4- 2
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry
Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – final	LA4- 3
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

LETTER AGREEMENT NO. 5

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: PRODUCT SUPPORT MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – final	LA5- 1
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

1	***

2	***

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – final	LA5- 2
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry
Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman
Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – final	LA5- 3
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

LETTER AGREEMENT NO. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: *** (A321XLR Aircraft, ***)

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – final AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-1

***

11	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – final AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-2

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

		By:	Benoît de Saint-Exupéry

		Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – final AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-3

APPENDIX A

***

CT1903666 – A320 Family Purchase Agreement – final AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-4

LETTER AGREEMENT NO. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: *** (A321XLR Aircraft, ***)

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – final AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-1

***

11	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – final AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-2

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

		By:	/s/ Benoît de Saint-Exupéry

		Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – final AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-3

APPENDIX A

***

CT1903666 – A320 Family Purchase Agreement – final AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-4

LETTER AGREEMENT NO. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

As of February 20, 2020

UNITED AIRLINES, INC.

233 South Wacker Drive
Chicago, Illinois 60606
USA

Re: *** (A320neo Aircraft, ***)

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo LEAP-1A26 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-1

1	***

11	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo LEAP-1A26 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-2

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo LEAP-1A26 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo LEAP-1A26 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-4

APPENDIX A

***

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo LEAP-1A26 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-5

LETTER AGREEMENT NO. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

As of February 20, 2020

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: *** (A320neo Aircraft, ***)

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo PW1127G-JM AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-1

**

11	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo PW1127G-JM AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-2

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo PW1127G-JM AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-3

APPENDIX A

***

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A320neo PW1127G-JM AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-4

LETTER AGREEMENT NO. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

As of February 20, 2020

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: *** (A321neo Aircraft, ***)

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo LEAP-1A32 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-1

***

11	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo LEAP-1A32 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-2

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo LEAP-1A32 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-3

APPENDIX A

***

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo LEAP-1A32 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-4

LETTER AGREEMENT NO. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

As of February 20, 2020

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: *** (A321neo Aircraft, ***)

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

***

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo LEAP-1A33 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-1

11	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo LEAP-1A33 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-2

If the foregoing correctly sets forth your understanding, please execute the original and one (I) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo LEAP-1A33 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-3

APPENDIX A

***

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo LEAP-1A33 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-1

LETTER AGREEMENT NO. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

As of February 20, 2020

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: *** (A321neo Aircraft, ***)

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo PW1133G-JM AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-1

***

11	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo PW1133G-JM AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-2

If the foregoing correctly sets forth your understanding, please execute the original and one (I) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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APPENDIX A

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CT1903666 – A320 Family Purchase Agreement – NEO PG - final - A321neo PW1133G-JM AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA6-4

LETTER AGREEMENT NO. 7

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: A321XLR PROGRAM DEVELOPMENT

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

1	A321XLR Program Development Information and Date

1.1	The Seller shall, no later than ***(“Program Development Information Date”) provide the Buyer with the following information pertaining to the A321XLR type aircraft (the “Program Development Information”):

***

2	A321 XLR ***

2.1	***

2.2	***

2.3	***

2.4	The Buyer’s *** with respect to each A321 XLR Aircraft shall be as set out in ***.

2.5	The Buyer’s *** with respect to each A321 XLR Aircraft shall be as set out in ***.

2.6	For avoidance of doubt, nothing in this Letter Agreement shall be interpreted or construed to ***.

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	Benoît de Saint-Exupéry
Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	Gerald Laderman
Its:	Executive Vice President and Chief Financial Officer

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL